                                    DBIA
                                   [LOGO]
                                Design-Build
                            Institute of America

                  STANDARD FORM OF GENERAL CONDITIONS
             OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER

      THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH
  AN ATTORNEY IS RECOMMENDED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

===============================================================================


                                TABLE OF CONTENTS

Article 1:   General...........................................................2

Article 2:   Design-Builder's Services and Responsibilities....................2

Article 3:   Owner's Services and Responsibilities.............................6

Article 4:   Hazardous Conditions and Differing Site Conditions................7

Article 5:   Insurance and Bonds...............................................8

Article 6:   Payment..........................................................10

Article 7:   Indemnification..................................................12

Article 8:   Time.............................................................13

Article 9:   Changes to the Contract Price and Time...........................14

Article 10:  Contract Adjustments and Disputes................................15

Article 11:  Stop Work and Termination for Cause..............................17

Article 12:  Miscellaneous....................................................19

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DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

                                    ARTICLE 1

                                     GENERAL

1.1      MUTUAL OBLIGATIONS

1.1.1 Owner and Design-Builder commit at all times to cooperate fully with each other, and proceed on the basis of trust and good faith, to permit each party to realize the benefits afforded under the Contract Documents.

1.2      BASIC DEFINITIONS

1.2.1 AGREEMENT refers to the executed contract between Owner and Design-Builder under either DBIA Document No. 525, STANDARD FORM OF AGREEMENT BETWEEN OWNER AND DESIGN-BUILDER -- LUMP SUM (1998 Edition) or DBIA Document No. 530, STANDARD FORM OF AGREEMENT BETWEEN OWNER AND DESIGN-BUILDER -- COST PLUS FEE WITH AN OPTION FOR A GUARANTEED MAXIMUM PRICE (1998 Edition).

1.2.2 DAY or DAYS shall mean calendar days unless otherwise specifically noted in the Contract Documents.

1.2.3 DESIGN CONSULTANT is a qualified, licensed design professional who is not an employee of Design-Builder, but is retained by Design-Builder, or employed or retained by anyone under contract with Design-Builder or Subcontractor, to furnish design services required under the Contract Documents.

1.2.4 HAZARDOUS CONDITIONS are any materials, wastes, substances and chemicals deemed to be hazardous under applicable Legal Requirements, or the handling, storage, remediation, or disposal of which are regulated by applicable Legal Requirements.

1.2.5 GENERAL CONDITIONS OF CONTRACT refer to this DBIA Document No. 535, STANDARD FORM OF GENERAL CONDITIONS OF CONTRACT BETWEEN OWNER AND
DESIGN-BUILDER (1998 Edition).

1.2.6 LEGAL REQUIREMENTS are all applicable federal, state and local laws, codes, ordinances, rules, regulations, orders and decrees of any government or quasi-government entity having jurisdiction over the Project or Site, the practices involved in the Project or Site, or any Work.

1.2.7 OWNER'S PROJECT CRITERIA are developed by or for Owner to describe Owner's program requirements and objectives for the Project, including use, space, price, time, site and expandability requirements, as well as submittal requirements and other requirements governing Design-Builder's performance of the Work. Owner's Project Criteria may include conceptual documents, design criteria, performance requirements and other Project-specific technical materials and requirements.

1.2.8    SITE is the land or premises on which the Project is located.

1.2.9 SUBCONTRACTOR is any person or entity retained by Design-Builder as an independent contractor to perform a portion of the Work and shall include materialmen and suppliers.

1.2.10 SUB-SUBCONTRACTOR is any person or entity retained by a Subcontractor as an independent contractor to perform any portion of a Subcontractor's Work and shall include materialmen and suppliers.

1.2.11 SUBSTANTIAL COMPLETION is the date on which the Work, or an agreed upon portion of the Work, is sufficiently complete so that Owner can occupy and use the Project or a portion thereof for its intended purposes.

1.2.12 WORK is comprised of all Design-Builder's design, construction and other services required by the Contract Documents, including procuring and furnishing all materials, equipment, services and labor reasonably inferable from the Contract Documents.

                                    ARTICLE 2

                 DESIGN-BUILDER'S SERVICES AND RESPONSIBILITIES

2.1      GENERAL SERVICES

2.1.1 Design-Builder's Representative shall be reasonably available to Owner and shall have the necessary expertise and experience required to supervise the Work. Design-Builder's Representative shall communicate regularly with Owner and shall be vested with the authority to act on behalf of Design-Builder. Design-Builder's

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Representative may be replaced only with the mutual agreement of Owner and
Design-Builder.

2.1.2 Design-Builder shall provide Owner with a monthly status report detailing the progress of the Work, including whether (i) the Work is proceeding according to schedule, (ii) discrepancies, conflicts, or ambiguities exist in the Contract Documents that require resolution, (iii) health and safety issues exist in connection with the Work, and (iv) other items require resolution so as not to jeopardize Design-Builder's ability to complete the Work for the Contract Price and within the Contract Time(s).

2.1.3 Design-Builder shall prepare and submit, at least three (3) days prior to the meeting contemplated by Section 2.1.4 hereof, a schedule for the execution of the Work for Owner's review and response. The schedule shall indicate the dates for the start and completion of the various stages of Work, including the dates when Owner information and approvals are required to enable Design-Builder to achieve the Contract Time(s). The schedule shall be revised as required by conditions and progress of the Work, but such revisions shall not relieve Design-Builder of its obligations to complete the Work within the Contract Time(s), as such dates may be adjusted in accordance with the Contract Documents. Owner's review of and response to the schedule shall not be construed as relieving Design-Builder of its complete and exclusive control over the means, methods, sequences and techniques for executing the Work.

2.1.4 The parties will meet within seven (7) days after execution of the Agreement to discuss issues affecting the administration of the Work and to implement the necessary procedures, including those relating to submittals and payment, to facilitate the ability of the parties to perform their obligations under the Contract Documents.

2.2      DESIGN PROFESSIONAL SERVICES

2.2.1 Design-Builder shall, consistent with applicable state licensing laws, provide through qualified, licensed design professionals employed by Design-Builder, or procured from qualified, independent licensed Design Consultants, the necessary design services, including architectural, engineering and other design professional services, for the preparation of the required drawings, specifications and other design submittals to permit Design-Builder to complete the Work consistent with the Contract Documents. Nothing in the Contract Documents is intended or deemed to create any legal or contractual relationship between Owner and any Design Consultant.

2.3      STANDARD OF CARE FOR DESIGN PROFESSIONAL SERVICES

2.3.1 The standard of care for all design professional services performed to execute the Work shall be the care and skill ordinarily used by members of the design profession practicing under similar conditions at the same time and locality of the Project. Notwithstanding the preceding sentence, if the parties agree upon specific performance standards for any aspect of the Work, which standards are to be set forth in an exhibit to the Agreement entitled "Performance Standard Requirements," the design professional services shall be performed to achieve such standards.

2.4      DESIGN DEVELOPMENT SERVICES

2.4.1 Design-Builder and Owner shall, consistent with any applicable provision of the Contract Documents, agree upon any interim design submissions that Owner may wish to review, which interim design submissions may include design criteria, drawings, diagrams and specifications setting forth the Project requirements. On or about the time of the scheduled submissions, Design-Builder and Owner shall meet and confer about the submissions, with Design-Builder identifying during such meetings, among other things, the evolution of the design and any significant changes or deviations from the Contract Documents, or, if applicable, previously submitted design submissions. Minutes of the meetings will be maintained by Design-Builder and provided to all attendees for review. Following the design review meeting, Owner shall review and approve the interim design submissions in a time that is consistent with the turnaround times set forth in Design-Builder's schedule.

2.4.2 Design-Builder shall submit to Owner Construction Documents setting forth in detail drawings and specifications describing the requirements for construction of the Work. The Construction Documents shall be consistent with the latest set of interim design submissions, as such

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submissions may have been modified in a design review meeting. The parties shall have a design review meeting to discuss, and Owner shall review and approve, the Construction Documents in accordance with the procedures set forth Section 2.4.1 above. Design-Builder shall proceed with construction in accordance with the approved Construction Documents and shall submit one set of approved Construction Documents to Owner prior to commencement of construction.

2.4.3 Owner's review and approval of interim design submissions and the Construction Documents is for the purpose of mutually establishing a conformed set of Contract Documents compatible with the requirements of the Work. Neither Owner's review nor approval of any interim design submissions and Construction Documents shall be deemed to transfer any design liability from Design-Builder to Owner.

2.4.4 To the extent not prohibited by the Contract Documents or Legal Requirements, Design-Builder may prepare interim design submissions and Construction Documents for a portion of the Work to permit construction to proceed on that portion of the Work prior to completion of the Construction Documents for the entire Work.

2.5      LEGAL REQUIREMENTS

2.5.1 Design-Builder shall perform the Work in accordance with all Legal Requirements and shall provide all notices applicable to the Work as required by the Legal Requirements.

2.5.2 The Contract Price and/or Contract Time(s) shall be adjusted to compensate Design-Builder for the effects of any changes in the Legal Requirements enacted after the date of the Agreement affecting the performance of the Work, or if a Guaranteed Maximum Price is established after the date of the Agreement, the date the parties agree upon the Guaranteed Maximum Price. Such effects may include, without limitation, revisions Design-Builder is required to make to the Construction Documents because of changes in Legal Requirements.

2.6      GOVERNMENT APPROVALS AND PERMITS

2.6.1 Except as identified in an Owner's Permit List attached as an exhibit to the Agreement, Design-Builder shall obtain and pay for all necessary permits, approvals, licenses, government charges and inspection fees required for the prosecution of the Work by any government or quasi-government entity having jurisdiction over the Project.

2.6.2 Design-Builder shall provide reasonable assistance to Owner in obtaining those permits, approvals and licenses that are Owner's responsibility.

2.7      DESIGN-BUILDER'S CONSTRUCTION PHASE SERVICES

2.7.1 Unless otherwise provided in the Contract Documents to be the responsibility of Owner or a separate contractor, Design-Builder shall provide through itself or Subcontractors the necessary supervision, labor, inspection, testing, start-up, material, equipment, machinery, temporary utilities and other temporary facilities to permit Design-Builder to complete construction of the Project consistent with the Contract Documents.

2.7.2 Design-Builder shall perform all construction activities efficiently and with the requisite expertise, skill and competence to satisfy the requirements of the Contract Documents. Design-Builder shall at all times exercise complete and exclusive control over the means, methods, sequences and techniques of construction.

2.7.3 Design-Builder shall employ only Subcontractors who are duly licensed and qualified to perform the Work consistent with the Contract Documents. Owner may reasonably object to Design-Builder's selection of any Subcontractor, provided that the Contract Price and/or Contract Time(s) shall be adjusted to the extent that Owner's decision impacts Design-Builder's cost and/or time of performance.

2.7.4 Design-Builder assumes responsibility to Owner for the proper performance of the Work of Subcontractors and any acts and omissions in connection with such performance. Nothing in the Contract Documents is intended or deemed to create any legal or contractual relationship between Owner and any Subcontractor or Sub-Subcontractor, including but not limited to any third-party beneficiary rights.

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                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                       8 1998 Design-Build Institute of America

2.7.5 Design-Builder shall coordinate the activities of all Subcontractors. If Owner performs other work on the Project or at the Site with separate contractors under Owner's control, Design-Builder agrees to reasonably cooperate and coordinate its activities with those of such separate contractors so that the Project can be completed in an orderly and coordinated manner without unreasonable disruption.

2.7.6 Design-Builder shall keep the Site reasonably free from debris, trash and construction wastes to permit Design-Builder to perform its construction services efficiently, safely and without interfering with the use of adjacent land areas. Upon Substantial Completion of the Work, or a portion of the Work, Design-Builder shall remove all debris, trash, construction wastes, materials, equipment, machinery and tools arising from the Work or applicable portions thereof to permit Owner to occupy the Project or a portion of the Project for its intended use.

2.8      DESIGN-BUILDER'S RESPONSIBILITY FOR PROJECT SAFETY

2.8.1 Design-Builder recognizes the importance of performing the Work in a safe manner so as to prevent damage, injury or loss to (i) all individuals at the Site, whether working or visiting, (ii) the Work, including materials and equipment incorporated into the Work or stored on-Site or off-Site, and (iii) all other property at the Site or adjacent thereto. Design-Builder assumes responsibility for implementing and monitoring all safety precautions and programs related to the performance of the Work. Design-Builder shall, prior to commencing construction, designate a Safety Representative with the necessary qualifications and experience to supervise the implementation and monitoring of all safety precautions and programs related to the Work. Unless otherwise required by the Contract Documents, Design-Builder's Safety Representative shall be an individual stationed at the Site who may have responsibilities on the Project in addition to safety. The Safety Representative shall make routine daily inspections of the Site and shall hold weekly safety meetings with Design-Builder's personnel, Subcontractors and others as applicable.

2.8.2 Design-Builder and Subcontractors shall comply with all Legal Requirements relating to safety, as well as any Owner-specific safety requirements set forth in the Contract Documents, provided that such Owner-specific requirements do not violate any applicable Legal Requirement. Design-Builder will immediately report in writing any safety-related injury, loss, damage or accident arising from the Work to Owner's Representative and, to the extent mandated by Legal Requirements, to all government or quasi-government authorities having jurisdiction over safety-related matters involving the Project or the Work.

2.8.3 Design-Builder's responsibility for safety under this Section 2.8 is not intended in any way to relieve Subcontractors and Sub-Subcontractors of their own contractual and legal obligations and responsibility for (i) complying with all Legal Requirements, including those related to health and safety matters, and (ii) taking all necessary measures to implement and monitor all safety precautions and programs to guard against injury, losses, damages or accidents resulting from their performance of the Work.

2.9      DESIGN-BUILDER'S WARRANTY

2.9.1 Design-Builder warrants to Owner that the construction, including all materials and equipment furnished as part of the construction, shall be new unless otherwise specified in the Contract Documents, of good quality, in conformance with the Contract Documents and free of defects in materials and workmanship. Design-Builder's warranty obligation excludes defects caused by abuse, alterations, or failure to maintain the Work by persons other than Design-Builder or anyone for whose acts Design-Builder may be liable. Nothing in this warranty is intended to limit any manufacturer's warranty which provides Owner with greater warranty rights than set forth in this Section
2.9 or the Contract Documents. Design-Builder will provide Owner with all manufacturers' warranties upon Substantial Completion.

2.10     CORRECTION OF DEFECTIVE WORK

2.10.1 Design-Builder agrees to correct any Work that is found to not be in conformance with the Contract Documents, including that part of the Work subject to Section 2.9 hereof, within a period of one year from the date of Substantial Completion of the Work or any portion of the Work, or within such

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


longer period to the extent required by the Contract Documents.

2.10.2 Design-Builder shall, within seven (7) days of receipt of written notice from Owner that the Work is not in conformance with the Contract Documents, take meaningful steps to commence correction of such nonconforming Work, including the correction, removal or replacement of the nonconforming Work and any damage caused to other parts of the Work affected by the nonconforming Work. If Design-Builder fails to commence the necessary steps within such seven (7) day period, Owner, in addition to any other remedies provided under the Contract Documents, may provide Design-Builder with written notice that Owner will commence correction of such nonconforming Work with its own forces. If Owner does perform such corrective Work, Design-Builder shall be responsible for all reasonable costs incurred by Owner in performing such correction. If the nonconforming Work creates an emergency requiring an immediate response, the seven (7) day periods identified herein shall be deemed inapplicable.

2.10.3 The one year period referenced in Section 2.10.1 above applies only to Design-Builder's obligation to correct nonconforming Work and is not intended to constitute a period of limitations for any other rights or remedies Owner may have regarding Design-Builder's other obligations under the Contract Documents.

                                    ARTICLE 3

                      OWNER'S SERVICES AND RESPONSIBILITIES

3.1      DUTY TO COOPERATE

3.1.1 Owner shall, throughout the performance of the Work, cooperate with Design-Builder and perform its responsibilities, obligations and services in a timely manner to facilitate Design-Builder's timely and efficient performance of the Work and so as not to delay or interfere with Design-Builder's performance of its obligations under the Contract Documents.

3.1.2 Owner shall provide timely reviews and approvals of interim design submissions and Construction Documents consistent with the turnaround times set forth in Design-Builder's schedule.

3.2      FURNISHING OF SERVICES AND INFORMATION

3.2.1 Unless expressly stated to the contrary in the Contract Documents, Owner shall provide, at its own cost and expense, for Design-Builder's information and use the following, all of which Design-Builder is entitled to rely upon in performing the Work:

         .1 Surveys describing the property, boundaries, topography and reference points for use during construction, including existing service and utility lines;

         .2 Geotechnical studies describing subsurface conditions, and other surveys describing other latent or concealed physical conditions at the Site;

         .3 Temporary and permanent easements, zoning and other requirements and encumbrances affecting land use, or necessary to permit the proper design and construction of the Project and enable Design-Builder to perform the Work;

         .4   A legal description of the Site;

         .5 To the extent available, as-built and record drawings of any existing structures at the Site; and

         .6 To the extent available, environmental studies, reports and impact statements describing the environmental conditions, including Hazardous Conditions, in existence at the Site.

3.2.2 Owner is responsible for securing and executing all necessary agreements with adjacent land or property owners that are necessary to enable Design-Builder to perform the Work. Owner is further responsible for all costs, including attorneys' fees, incurred in securing these necessary agreements.

3.3      FINANCIAL INFORMATION

3.3.1 At Design-Builder's request, Owner shall promptly furnish reasonable evidence satisfactory to

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                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
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Design-Builder that Owner has adequate funds available and committed to fulfill all of Owner's contractual obligations under the Contract Documents.
If Owner fails to furnish such financial information in a timely manner, Design-Builder may stop Work under Section 11.3 hereof or exercise any other right permitted under the Contract Documents.

3.3.2 Design-Builder shall cooperate with the reasonable requirements of Owner's lenders or other financial sources. Notwithstanding the preceding sentence, after execution of the Agreement Design-Builder shall have no obligation to execute for Owner or Owner's lenders or other financial sources any documents or agreements that require Design-Builder to assume obligations or responsibilities greater than those existing obligations Design-Builder has under the Contract Documents.

3.4      OWNER'S REPRESENTATIVE

3.4.1 Owner's Representative shall be responsible for providing Owner-supplied information and approvals in a timely manner to permit Design-Builder to fulfill its obligations under the Contract Documents. Owner's Representative shall also provide Design-Builder with prompt notice if it observes any failure on the part of Design-Builder to fulfill its contractual obligations, including any errors, omissions or defects in the performance of the Work.

3.5      GOVERNMENT APPROVALS AND PERMITS

3.5.1 Owner shall obtain and pay for all necessary permits, approvals, licenses, government charges and inspection fees set forth in the Owner's Permit List attached as an exhibit to the Agreement.

3.5.2 Owner shall provide reasonable assistance to Design-Builder in obtaining those permits, approvals and licenses that are Design-Builder's responsibility.

3.6      OWNER'S SEPARATE CONTRACTORS

3.6.1 Owner is responsible for all work performed on the Project or at the Site by separate contractors under Owner's control. Owner shall contractually require its separate contractors to cooperate with, and coordinate their activities so as not to interfere with, Design-Builder in order to enable Design-Builder to timely complete the Work consistent with the Contract Documents.

                                    ARTICLE 4

               HAZARDOUS CONDITIONS AND DIFFERING SITE CONDITIONS

4.1      HAZARDOUS CONDITIONS

4.1.1 Unless otherwise expressly provided in the Contract Documents to be part of the Work, Design-Builder is not responsible for any Hazardous Conditions encountered at the Site. Upon encountering any Hazardous Conditions, Design-Builder will stop Work immediately in the affected area and duly notify Owner and, if required by Legal Requirements, all government or quasi-government entities with jurisdiction over the Project or Site.

4.1.2 Upon receiving notice of the presence of suspected Hazardous Conditions, Owner shall take the necessary measures required to ensure that the Hazardous Conditions are remediated or rendered harmless. Such necessary measures shall include Owner retaining qualified independent experts to (i) ascertain whether Hazardous Conditions have actually been encountered, and, if they have been encountered, (ii) prescribe the remedial measures that Owner must take either to remove the Hazardous Conditions or render the Hazardous Conditions harmless.

4.1.3 Design-Builder shall be obligated to resume Work at the affected area of the Project only after Owner's expert provides it with written certification that (i) the Hazardous Conditions have been removed or rendered harmless and (ii) all necessary approvals have been obtained from all government and quasi-government entities having jurisdiction over the Project or Site.

4.1.4 Design-Builder will be entitled, in accordance with these General Conditions of Contract, to an adjustment in its Contract Price and/or Contract Time(s) to the extent Design-Builder's cost and/or time of performance have been


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adversely impacted by the presence of Hazardous Conditions.

4.1.5 To the fullest extent permitted by law, Owner shall indemnify, defend and hold harmless Design-Builder, Design Consultants, Subcontractors, anyone employed directly or indirectly for any of them, and their officers, directors, employees and agents, from and against any and all claims, losses, damages, liabilities and expenses, including attorneys' fees and expenses, arising out of or resulting from the presence, removal or remediation of Hazardous Conditions at the Site.

4.1.6 Notwithstanding the preceding provisions of this Section 4.1, Owner is not responsible for Hazardous Conditions introduced to the Site by Design-Builder, Subcontractors or anyone for whose acts they may be liable. Design-Builder shall indemnify, defend and hold harmless Owner and Owner's officers, directors, employees and agents from and against all claims, losses, damages, liabilities and expenses, including attorneys' fees and expenses, arising out of or resulting from those Hazardous Conditions introduced to the Site by Design-Builder, Subcontractors or anyone for whose acts they may be liable.

4.2      DIFFERING SITE CONDITIONS

4.2.1 Concealed or latent physical conditions or subsurface conditions at the Site that (i) materially differ from the conditions indicated in the Contract Documents or (ii) are of an unusual nature, differing materially from the conditions ordinarily encountered and generally recognized as inherent in the Work are collectively referred to herein as "Differing Site Conditions." If Design-Builder encounters a Differing Site Condition, Design-Builder will be entitled to an adjustment in the Contract Price and/or Contract Time(s) to the extent Design-Builder's cost and/or time of performance are adversely impacted by the Differing Site Condition.

4.2.2 Upon encountering a Differing Site Condition, Design-Builder shall provide prompt written notice to Owner of such condition, which notice shall not be later than fourteen (14) days after such condition has been encountered. Design-Builder shall, to the extent reasonably possible, provide such notice before the Differing Site Condition has been substantially disturbed or altered.

                                    ARTICLE 5

                               INSURANCE AND BONDS

5.1      DESIGN-BUILDER'S INSURANCE REQUIREMENTS

5.1.1 Design-Builder is responsible for procuring and maintaining from insurance companies authorized to do business in the state in which the Project is located, and with a minimum rating set forth in the Agreement, the following insurance coverages for certain claims which may arise from or out of the performance of the Work and obligations under the Contract Documents:

         .1 Coverage for claims arising under workers' compensation, disability and other similar employee benefit laws applicable to the Work;

         .2 Coverage for claims by Design-Builder's employees for bodily injury, sickness, disease, or death;

         .3 Coverage for claims by any person other than Design-Builder's employees for bodily injury, sickness, disease, or death;

         .4 Coverage for usual personal injury liability claims for damages sustained by a person as a direct or indirect result of Design-Builder's employment of the person, or sustained by any other person;

         .5 Coverage for claims for damages (other than to the Work) because of injury to or destruction of tangible property, including loss of use;

         .6 Coverage for claims of damages because of personal injury or death, or


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              property damage resulting from ownership, use and maintenance of any motor vehicle; and

         .7 Coverage for contractual liability claims arising out of Design-Builder's obligations under Section 7.4.1 hereof.

5.1.2 Design-Builder's liability insurance required by Section 5.1.1 above shall be written for the coverage amounts set forth in the Agreement and shall include completed operations insurance for the period of time set forth in the Agreement.

5.1.3 Design-Builder's liability insurance set forth in Sections 5.1.1.1 through 5.1.1.7 above shall specifically delete any design-build or similar exclusions that could compromise coverages because of the design-build delivery of the Project.

5.1.4 To the extent Owner requires Design-Builder or any Design Consultant to provide professional liability insurance for claims arising from the negligent performance of design services by Design-Builder or the Design Consultant, the coverage limits, duration and other specifics of such insurance shall be as set forth in the Agreement. Any professional liability shall specifically delete any design-build or similar exclusions that could compromise coverages because of the design-build delivery of the Project. Such policies shall be provided prior to the commencement of any design services hereunder.

5.1.5 Prior to commencing any construction services hereunder, Design-Builder shall provide Owner with certificates evidencing that (i) all insurance obligations required by the Contract Documents are in full force and in effect and will remain in effect for the duration required by the Contract Documents and (ii) no insurance coverage will be canceled, renewal refused, or materially changed unless at least thirty (30) days prior written notice is given to Owner.

5.2      OWNER'S LIABILITY INSURANCE

5.2.1 Owner shall procure and maintain from insurance companies authorized to do business in the state in which the Project is located such liability insurance to protect Owner from claims which may arise from the performance of Owner's obligations under the Contract Documents or Owner's conduct during the course of the Project.

5.3      OWNER'S PROPERTY INSURANCE

5.3.1 Unless otherwise provided in the Contract Documents, Owner shall procure and maintain from insurance companies authorized to do business in the state in which the Project is located property insurance upon the entire Project to the full insurable value of the Project, including professional fees, overtime premiums and all other expenses incurred to replace or repair the insured property. The property insurance obtained by Owner shall include as additional insureds the interests of Owner, Design-Builder, Design Consultants, Subcontractors and Sub-Subcontractors, and shall insure against the perils of fire and extended coverage, theft, vandalism, malicious mischief, collapse, flood, earthquake, debris removal and other perils or causes of loss as called for in the Contract Documents. The property insurance shall include physical loss or damage to the Work, including materials and equipment in transit, at the Site or at another location as may be indicated in Design-Builder's Application for Payment and approved by Owner.

5.3.2 Unless the Contract Documents provide otherwise, Owner shall procure and maintain boiler and machinery insurance that will include the interests of Owner, Design-Builder, Design Consultants, Subcontractors and
Sub-Subcontractors.

5.3.3 Prior to Design-Builder commencing any Work, Owner shall provide Design-Builder with certificates evidencing that (i) all Owner's insurance obligations required by the Contract Documents are in full force and in effect and will remain in effect until Design-Builder has completed all of the Work and has received final payment from Owner and (ii) no insurance coverage will be canceled, renewal refused, or materially changed unless at least thirty (30) days prior written notice is given to Design-Builder. Owner's property insurance shall not lapse or be canceled if Owner occupies a portion of the Work pursuant to Section 6.6.3 hereof. Owner shall

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provide Design-Builder with the necessary endorsements from the insurance company prior to occupying a portion of the Work.

5.3.4 Any loss covered under Owner's property insurance shall be adjusted with Owner and Design-Builder and made payable to both of them as trustees for the insureds as their interests may appear, subject to any applicable mortgage clause. All insurance proceeds received as a result of any loss will be placed in a separate account and distributed in accordance with such agreement as the interested parties may reach. Any disagreement concerning the distribution of any proceeds will be resolved in accordance with Article 10 hereof.

5.3.5 Owner and Design-Builder waive against each other and Owner's separate contractors, Design Consultants, Subcontractors, agents and employees of each and all of them, all damages covered by property insurance provided herein, except such rights as they may have to the proceeds of such insurance. Design-Builder and Owner shall, where appropriate, require similar waivers of subrogation from Owner's separate contractors, Design Consultants and Subcontractors and shall require each of them to include similar waivers in their contracts.

5.4      BONDS AND OTHER PERFORMANCE SECURITY

5.4.1 If Owner requires Design-Builder to obtain performance and labor and material payment bonds, or other forms of performance security, the amount, form and other conditions of such security shall be as set forth in the Agreement.

                                    ARTICLE 6

                                     PAYMENT

6.1      SCHEDULE OF VALUES

6.1.1 Within ten (10) days of execution of the Agreement, Design-Builder shall submit for Owner's review and approval a schedule of values for all of the Work. The Schedule of Values will (i) subdivide the Work into its respective parts, (ii) include values for all items comprising the Work and
(iii) serve as the basis for monthly progress payments made to Design-Builder throughout the Work.

6.2      MONTHLY PROGRESS PAYMENTS

6.2.1 On or before the date established in the Agreement, Design-Builder shall submit for Owner's review and approval its Application for Payment requesting payment for all Work performed as of the date of the Application for Payment. The Application for Payment shall be accompanied by all supporting documentation required by the Contract Documents and/or established at the meeting required by Section 2.1.4 hereof.

6.2.2 The Application for Payment may request payment for equipment and materials not yet incorporated into the Project, provided that (i) Owner is satisfied that the equipment and materials are suitably stored at either the Site or another acceptable location, (ii) the equipment and materials are protected by suitable insurance and (iii) upon payment, Owner will receive the equipment and materials free and clear of all liens and encumbrances.

6.2.3 The Application for Payment shall constitute Design-Builder's representation that the Work has been performed consistent with the Contract Documents, has progressed to the point indicated in the Application for Payment, and that title to all Work will pass to Owner free and clear of all claims, liens, encumbrances, and security interests upon the incorporation of the Work into the Project, or upon Design-Builder's receipt of payment, whichever occurs earlier.

6.3      WITHHOLDING OF PAYMENTS

6.3.1 On or before the date established in the Agreement, Owner shall pay Design-Builder all amounts properly due. If Owner determines that Design-Builder is not entitled to all or part of an Application for Payment, it will notify Design-Builder in writing at least five (5) days prior to the date payment is due. The notice shall indicate the specific amounts Owner intends to withhold, the reasons and contractual basis for the withholding, and the specific measures Design-Builder must take to rectify Owner's concerns. Design-Builder and Owner will attempt to resolve Owner's concerns prior to the date payment is due. If the parties cannot resolve such concerns, Design-Builder may pursue its rights under the Contract Documents, including those under Article 10 hereof.

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6.3.2    Notwithstanding anything to the contrary in the Contract Documents,
Owner shall pay Design-Builder all undisputed amounts in an Application for Payment within the times required by the Agreement.

6.4      RIGHT TO STOP WORK AND INTEREST

6.4.1 If Owner fails to pay Design-Builder any amount that becomes due, Design-Builder, in addition to all other remedies provided in the Contract Documents, may stop Work pursuant to Section 11.3 hereof. All payments due and unpaid shall bear interest at the rate set forth in the Agreement.

6.5      DESIGN-BUILDER'S PAYMENT OBLIGATIONS

6.5.1 Design-Builder will pay Design Consultants and Subcontractors, in accordance with its contractual obligations to such parties, all the amounts Design-Builder has received from Owner on account of their work. Design-Builder will impose similar requirements on Design Consultants and Subcontractors to pay those parties with whom they have contracted. Design-Builder will indemnify and defend Owner against any claims for payment and mechanic's liens as set forth in Section 7.3 hereof.

6.6      SUBSTANTIAL COMPLETION

6.6.1 Design-Builder shall notify Owner when it believes the Work, or to the extent permitted in the Contract Documents, a portion of the Work, is substantially complete. Within five (5) days of Owner's receipt of Design-Builder's notice, Owner and Design-Builder will jointly inspect such Work to verify that it is substantially complete in accordance with the requirements of the Contract Documents. If such Work is substantially complete, Owner shall prepare and issue a Certificate of Substantial Completion that will set forth (i) the date of Substantial Completion of the Work or portion thereof, (ii) the remaining items of Work that have to be completed before final payment, (iii) provisions (to the extent not already provided in the Contract Documents) establishing Owner's and Design-Builder's responsibility for the Project's security, maintenance, utilities and insurance pending final payment and (iv) an acknowledgment that warranties commence to run on the date of Substantial Completion, except as may otherwise be noted in the Certificate of Substantial Completion.

6.6.2 Upon Substantial Completion of the entire Work or, if applicable, any portion of the Work, Owner shall release to Design-Builder all retained amounts relating, as applicable, to the entire Work or completed portion of the Work, less an amount equal to the reasonable value of all remaining or incomplete items of Work as noted in the Certificate of Substantial Completion.

6.6.3 Owner, at its option, may use a portion of the Work which has been determined to be substantially complete, provided, however, that (i) a Certificate of Substantial Completion has been issued for the portion of Work addressing the items set forth in Section 6.6.1 above, (ii) Design-Builder and Owner have obtained the consent of their sureties and insurers, and to the extent applicable, the appropriate government authorities having jurisdiction over the Project, and (iii) Owner and Design-Builder agree that Owner's use or occupancy will not interfere with Design-Builder's completion of the remaining Work.

6.7      FINAL PAYMENT

6.7.1 After receipt of a Final Application for Payment from Design-Builder, Owner shall make final payment by the time required in the Agreement, provided that Design-Builder has completed all of the Work in conformance with the Contract Documents.

6.7.2 At the time of submission of its Final Application for Payment, Design-Builder shall provide the following information:

         .1 an affidavit that there are no claims, obligations or liens outstanding or unsatisfied for labor, services, material, equipment, taxes or other items performed, furnished or incurred for or in connection with the Work which will in any way affect Owner's interests;

         .2 a general release executed by Design-Builder waiving, upon receipt of final payment by Design-Builder, all claims, except those claims previously made

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              in writing to Owner and remaining unsettled
              at the time of final payment;

         .3   consent of Design-Builder's surety, if any, to final payment;

         .4 all operating manuals, warranties and other deliverables required by the Contract Documents; and

         .5 certificates of insurance confirming that required coverages will remain in effect consistent with the requirements of the Contract Documents.

6.7.3 Upon making final payment, Owner waives all claims against Design-Builder except claims relating to (i) Design-Builder's failure to satisfy its payment obligations, if such failure affects Owner's interests,
(ii) Design-Builder's failure to complete the Work consistent with the Contract Documents, including defects appearing after Substantial Completion and (iii) the terms of any special warranties required by the Contract Documents.

                                    ARTICLE 7

                                 INDEMNIFICATION

7.1      PATENT AND COPYRIGHT INFRINGEMENT

7.1.1 Design-Builder shall defend any action or proceeding brought against Owner based on any claim that the Work, or any part thereof, or the operation or use of the Work or any part thereof, constitutes infringement of any United States patent or copyright, now or hereafter issued. Owner shall give prompt written notice to Design-Builder of any such action or proceeding and will reasonably provide authority, information and assistance in the defense of same. Design-Builder shall indemnify and hold harmless Owner from and against all damages and costs, including but not limited to attorneys' fees and expenses awarded against Owner or Design-Builder in any such action or proceeding. Design-Builder agrees to keep Owner informed of all developments in the defense of such actions.

7.1.2 If Owner is enjoined from the operation or use of the Work, or any part thereof, as the result of any patent or copyright suit, claim, or proceeding, Design-Builder shall at its sole expense take reasonable steps to procure the right to operate or use the Work. If Design-Builder cannot so procure such right within a reasonable time, Design-Builder shall promptly, at Design-Builder's option and at Design-Builder's expense, (i) modify the Work so as to avoid infringement of any such patent or copyright or (ii) replace said Work with Work that does not infringe or violate any such patent or copyright.

7.1.3 Sections 7.1.1 and 7.1.2 above shall not be applicable to any suit, claim or proceeding based on infringement or violation of a patent or copyright (i) relating solely to a particular process or product of a particular manufacturer specified by Owner and not offered or recommended by Design-Builder to Owner or (ii) arising from modifications to the Work by Owner or its agents after acceptance of the Work. If the suit, claim or proceeding is based upon events set forth in the preceding sentence, Owner shall defend, indemnify and hold harmless Design-Builder to the same extent Design-Builder is obligated to defend, indemnify and hold harmless Owner in
Section 7.1.1 above.

7.1.4 The obligations set forth in this Section 7.1 shall constitute the sole agreement between the parties relating to liability for infringement of violation of any patent or copyright.

7.2      TAX CLAIM INDEMNIFICATION

7.2.1 If, in accordance with Owner's direction, an exemption for all or part of the Work is claimed for taxes, Owner shall indemnify, defend and hold harmless Design-Builder from and against any liability, penalty, interest, fine, tax assessment, attorneys' fees or other expenses or costs incurred by Design-Builder as a result of any action taken by Design-Builder in accordance with Owner's directive.

7.3      PAYMENT CLAIM INDEMNIFICATION

7.3.1 Providing that Owner is not in breach of its contractual obligation to make payments to Design-Builder for the Work, Design-Builder shall indemnify, defend and hold harmless Owner from any claims or mechanic's liens brought against Owner or against the Project as a result of the failure of Design-Builder, or those for whose acts it is responsible, to pay for any services, materials, labor, equipment, taxes or other


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         items or obligations furnished or incurred for or in connection with the Work. Within three (3) days of receiving written notice from Owner that such a claim or mechanic's lien has been filed, Design-Builder shall commence to take the steps necessary to discharge said claim or lien, including, if necessary, the furnishing of a mechanic's lien bond. If Design-Builder fails to do so, Owner will have the right to discharge the claim or lien and hold Design-Builder liable for costs and expenses incurred, including attorneys' fees.

7.4      DESIGN-BUILDER'S GENERAL INDEMNIFICATION

7.4.1 Design-Builder, to the fullest extent permitted by law, shall indemnify, hold harmless and defend Owner, its officers, directors, employees and agents from and against claims, losses, damages, liabilities, including attorneys' fees and expenses, for bodily injury, sickness or death, and property damage or destruction (other than to the Work itself) to the extent resulting from the negligent acts or omissions of Design-Builder, Design Consultants, Subcontractors, anyone employed directly or indirectly by any of them or anyone for whose acts any of them may be liable.

7.4.2    If an employee of Design-Builder, Design Consultants,
Subcontractors, anyone employed directly or indirectly by any of them or anyone for whose acts any of them may be liable has a claim against Owner, its officers, directors, employees, or agents, Design-Builder's indemnity obligation set forth in Section 7.4.1 above shall not be limited by any limitation on the amount of damages, compensation or benefits payable by or for Design-Builder, Design Consultants, Subcontractors, or other entity under any employee benefit acts, including workers' compensation or disability acts.

7.5      OWNER'S GENERAL INDEMNIFICATION

7.5.1 Owner, to the fullest extent permitted by law, shall indemnify, hold harmless and defend Design-Builder and any of Design-Builder's officers, directors, employees, or agents from and against claims, losses, damages, liabilities, including attorneys' fees and expenses, for bodily injury, sickness or death, and property damage or destruction (other than to the Work itself) to the extent resulting from the negligent acts or omissions of Owner's separate contractors or anyone for whose acts any of them may be liable.

                                    ARTICLE 8

                                      TIME

8.1      OBLIGATION TO ACHIEVE THE CONTRACT TIMES

8.1.1 Design-Builder agrees that it will commence performance of the Work and achieve the Contract Time(s) in accordance with Article 5 of the Agreement.

8.2      DELAYS TO THE WORK

8.2.1 If Design-Builder is delayed in the performance of the Work due to acts, omissions, conditions, events, or circumstances beyond its control and due to no fault of its own or those for whom Design-Builder is responsible, the Contract Time(s) for performance shall be reasonably extended by Change Order. By way of example, events that will entitle Design-Builder to an extension of the Contract Time(s) include acts or omissions of Owner or anyone under Owner's control (including separate contractors), changes in the Work, Differing Site Conditions, Hazardous Conditions, wars, floods, labor disputes, unusual delay in transportation, epidemics abroad, earthquakes, adverse weather conditions not reasonably anticipated, and other acts of God.

8.2.2 In addition to Design-Builder's right to a time extension for those events set forth in Section 8.2.1 above, Design-Builder shall also be entitled to an appropriate adjustment of the Contract Price provided, however, that the Contract Price shall not be adjusted for those events set forth in Section 8.2.1 above that are beyond the control of both
Design-Builder and Owner, including the events of war, floods, labor disputes, earthquakes, epidemics, adverse weather conditions not reasonably anticipated, and other acts of God.

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                                    ARTICLE 9

                     CHANGES TO THE CONTRACT PRICE AND TIME

9.1      CHANGE ORDERS

9.1.1 A Change Order is a written instrument issued after execution of the Agreement signed by Owner and Design-Builder, stating their agreement upon all of the following:

         .1   The scope of the change in the Work;

         .2   The amount of the adjustment to the Contract Price; and

         .3   The extent of the adjustment to the Contract Time(s).

9.1.2 All changes in the Work authorized by applicable Change Order shall be performed under the applicable conditions of the Contract Documents. Owner and Design-Builder shall negotiate in good faith and as expeditiously as possible the appropriate adjustments for such changes.

9.1.3 If Owner requests a proposal for a change in the Work from Design-Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse Design-Builder for reasonable costs incurred for estimating services, design services and services involved in the preparation of proposed revisions to the Contract Documents.

9.2      WORK CHANGE DIRECTIVES

9.2.1 A Work Change Directive is a written order prepared and signed by Owner, directing a change in the Work prior to agreement on an adjustment in the Contract Price and/or the Contract Time(s).

9.2.2 Owner and Design-Builder shall negotiate in good faith and as expeditiously as possible the appropriate adjustments for the Work Change Directive. Upon reaching an agreement, the parties shall prepare and execute an appropriate Change Order reflecting the terms of the agreement.

9.3      MINOR CHANGES IN THE WORK

9.3.1 Minor changes in the Work do not involve an adjustment in the Contract Price and/or Contract Time(s) and do not materially and adversely affect the Work, including the design, quality, performance and workmanship required by the Contract Documents. Design-Builder may make minor changes in the Work consistent with the intent of the Contract Documents, provided, however that Design-Builder shall promptly inform Owner, in writing, of any such changes and record such changes on the documents maintained by Design-Builder.

9.4      CONTRACT PRICE ADJUSTMENTS

9.4.1 The increase or decrease in Contract Price resulting from a change in the Work shall be determined by one or more of the following methods:

         .1 Unit prices set forth in the Agreement or as subsequently agreed to between the parties;

         .2 A mutually accepted, lump sum, properly itemized and supported by sufficient substantiating data to permit evaluation by Owner;

         .3   Costs, fees and any other markups set forth in the Agreement; and

         .4 If an increase or decrease cannot be agreed to as set forth in items .1 through .3 above and Owner issues a Work Change Directive, the cost of the change of the Work shall be determined by the reasonable expense and savings in the performance of the Work resulting from the change, including a reasonable overhead and profit, as may be set forth in the Agreement. If the net result of both additions and deletions to the Work is an increase in the Contract Price, overhead and profit shall be calculated on the basis of the net increase to the Contract Price. If the net result of both additions and deletions to the Work is a decrease in the Contract Price, there


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              shall be no overhead or profit adjustment to the Contract Price.
              Design-Builder shall maintain a documented, itemized accounting evidencing the expenses and savings associated with such changes.

9.4.2 If unit prices are set forth in the Contract Documents or are subsequently agreed to by the parties, but application of such unit prices will cause substantial inequity to Owner or Design-Builder because of differences in the character or quantity of such unit items as originally contemplated, such unit prices shall be equitably adjusted.

9.4.3 If Owner and Design-Builder disagree upon whether Design-Builder is entitled to be paid for any services required by Owner, or if there are any other disagreements over the scope of Work or proposed changes to the Work, Owner and Design-Builder shall resolve the disagreement pursuant to Article 10 hereof. As part of the negotiation process, Design-Builder shall furnish Owner with a good faith estimate of the costs to perform the disputed services in accordance with Owner's interpretations. If the parties are unable to agree and Owner expects Design-Builder to perform the services in accordance with Owner's interpretations, Design-Builder shall proceed to perform the disputed services, conditioned upon Owner issuing a written order to Design-Builder (i) directing Design-Builder to proceed and (ii) specifying Owner's interpretation of the services that are to be performed. If this occurs, Design-Builder shall be entitled to submit in its Applications for Payment an amount equal to fifty percent (50%) of its reasonable estimated direct cost to perform the services, and Owner agrees to pay such amounts, with the express understanding that (i) such payment by Owner does not prejudice Owner's right to argue that it has no responsibility to pay for such services and (ii) receipt of such payment by Design-Builder does not prejudice Design-Builder's right to seek full payment of the disputed services if Owner's order is deemed to be a change to the Work.

9.5      EMERGENCIES

9.5.1 In any emergency affecting the safety of persons and/or property, Design-Builder shall act, at its discretion, to prevent threatened damage, injury or loss. Any change in the Contract Price and/or Contract Time(s) on account of emergency work shall be determined as provided in this Article 9.

                                   ARTICLE 10

                        CONTRACT ADJUSTMENTS AND DISPUTES

10.1     REQUESTS FOR CONTRACT ADJUSTMENTS AND RELIEF

10.1.1 If either Design-Builder or Owner believes that it is entitled to relief against the other for any event arising out of or related to the Work or Project, such party shall provide written notice to the other party of the basis for its claim for relief. Such notice shall, if possible, be made prior to incurring any cost or expense and in accordance with any specific notice requirements contained in applicable sections of these General Conditions of Contract. In the absence of any specific notice requirement, written notice shall be given within a reasonable time, not to exceed twenty-one (21) days, after the occurrence giving rise to the claim for relief or after the claiming party reasonably should have recognized the event or condition giving rise to the request, whichever is later. Such notice shall include sufficient information to advise the other party of the circumstances giving rise to the claim for relief, the specific contractual adjustment or relief requested and the basis of such request.

10.2     DISPUTE AVOIDANCE AND RESOLUTION

10.2.1 The parties are fully committed to working with each other throughout the Project and agree to communicate regularly with each other at all times so as to avoid or minimize disputes or disagreements. If disputes or disagreements do arise, Design-Builder and Owner each commit to resolving such disputes or disagreements in an amicable, professional and expeditious manner so as to avoid unnecessary losses, delays and disruptions to the Work.

10.2.2 Design-Builder and Owner will first attempt to resolve disputes or disagreements at the field

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level through discussions between Design-Builder's Representative and Owner's
Representative.

10.2.3 If a dispute or disagreement cannot be resolved through Design-Builder's Representative and Owner's Representative, Design-Builder's Senior Representative and Owner's Senior Representative, upon the request of either party, shall meet as soon as conveniently possible, but in no case later than thirty (30) days after such a request is made, to attempt to resolve such dispute or disagreement. Prior to any meetings between the Senior Representatives, the parties will exchange relevant information that will assist the parties in resolving their dispute or disagreement.

10.2.4 If after meeting the Senior Representatives determine that the dispute or disagreement cannot be resolved on terms satisfactory to both parties, the parties shall submit the dispute or disagreement to non-binding mediation. The mediation shall be conducted by a mutually agreeable impartial mediator, or if the parties cannot so agree, a mediator designated by the American Arbitration Association ("AAA") pursuant to its Construction Industry Mediation Rules. The mediation will be governed by and conducted pursuant to a mediation agreement negotiated by the parties or, if the parties cannot so agree, by procedures established by the mediator.

10.3     ARBITRATION

10.3.1 Any claims, disputes or controversies between the parties arising out of or relating to the Agreement, or the breach thereof, which have not been resolved in accordance with the procedures set forth in Section 10.2 above shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the AAA then in effect, unless the parties mutually agree otherwise.

10.3.2 The award of the arbitrator(s) shall be final and binding upon the parties without the right of appeal to the courts. Judgment may be entered upon it in accordance with applicable law by any court having jurisdiction thereof.

10.3.3 Design-Builder and Owner expressly agree that any arbitration pursuant to this Section 10.3 may be joined or consolidated with any arbitration involving any other person or entity (i) necessary to resolve the claim, dispute or controversy, or (ii) substantially involved in or affected by such claim, dispute or controversy. Both Design-Builder and Owner will include appropriate provisions in all contracts they execute with other parties in connection with the Project to require such joinder or consolidation.

10.3.4 The prevailing party in any arbitration, or any other final, binding dispute proceeding upon which the parties may agree, shall be entitled to recover from the other party reasonable attorneys' fees and expenses incurred by the prevailing party.

10.4     DUTY TO CONTINUE PERFORMANCE

10.4.1 Unless provided to the contrary in the Contract Documents, Design-Builder shall continue to perform the Work and Owner shall continue to satisfy its payment obligations to Design-Builder, pending the final resolution of any dispute or disagreement between Design-Builder and Owner.

10.5     CONSEQUENTIAL DAMAGES

10.5.1 NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY (EXCEPT AS SET FORTH IN SECTION 10.5.2 BELOW), NEITHER DESIGN-BUILDER NOR OWNER SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL LOSSES OR DAMAGES, WHETHER ARISING IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO LOSSES OF USE, PROFITS, BUSINESS, REPUTATION OR FINANCING.

10.5.2 The consequential damages limitation set forth in Section 10.5.1 above is not intended to affect the payment of liquidated damages, if any, set forth in Article 5 of the Agreement, which both parties recognize has been established, in part, to reimburse Owner for some damages that might otherwise be deemed to be consequential.

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                                   ARTICLE 11

                       STOP WORK AND TERMINATION FOR CAUSE

11.1     OWNER'S RIGHT TO STOP WORK

11.1.1   Owner may, without cause and for its convenience, order
Design-Builder in writing to stop and suspend the Work. Such suspension shall not exceed sixty (60) consecutive days or aggregate more than ninety (90) days during the duration of the Project.

11.1.2 Design-Builder is entitled to seek an adjustment of the Contract Price and/or Contract Time(s) if its cost or time to perform the Work has been adversely impacted by any suspension of stoppage of work by Owner.

11.2     OWNER'S RIGHT TO PERFORM AND TERMINATE FOR CAUSE

11.2.1 If Design-Builder persistently fails to (i) provide a sufficient number of skilled workers, (ii) supply the materials required by the Contract Documents, (iii) comply with applicable Legal Requirements, (iv) timely pay, without cause, Design Consultants or Subcontractors, (v) prosecute the Work with promptness and diligence to ensure that the Work is completed by the Contract Time(s), as such times may be adjusted, or (vi) perform material obligations under the Contract Documents, then Owner, in addition to any other rights and remedies provided in the Contract Documents or by law, shall have the rights set forth in Sections 11.2.2 and 11.2.3 below.

11.2.2 Upon the occurrence of an event set forth in Section 11.2.1 above, Owner may provide written notice to Design-Builder that it intends to terminate the Agreement unless the problem cited is cured, or commenced to be cured, within seven (7) days of Design-Builder's receipt of such notice. If Design-Builder fails to cure, or reasonably commence to cure, such problem, then Owner may give a second written notice to Design-Builder of its intent to terminate within an additional seven (7) day period. If Design-Builder, within such second seven (7) day period, fails to cure, or reasonably commence to cure, such problem, then Owner may declare the Agreement terminated for default by providing written notice to Design-Builder of such declaration.

11.2.3 Upon declaring the Agreement terminated pursuant to Section 11.2.2 above, Owner may enter upon the premises and take possession, for the purpose of completing the Work, of all materials, equipment, scaffolds, tools, appliances and other items thereon, which have been purchased or provided for the performance of the Work, all of which Design-Builder hereby transfers, assigns and sets over to Owner for such purpose, and to employ any person or persons to complete the Work and provide all of the required labor, services, materials, equipment and other items. In the event of such termination, Design-Builder shall not be entitled to receive any further payments under the Contract Documents until the Work shall be finally completed in accordance with the Contract Documents. At such time, if the unpaid balance of the Contract Price exceeds the cost and expense incurred by Owner in completing the Work, such excess shall be paid by Owner to Design-Builder. Notwithstanding the preceding sentence, if the Agreement establishes a Guaranteed Maximum Price, Design-Builder will only be entitled to be paid for Work performed prior to its default. If Owner's cost and expense of completing the Work exceeds the unpaid balance of the Contract Price, then Design-Builder shall be obligated to pay the difference to Owner. Such costs and expense shall include not only the cost of completing the Work, but also losses, damages, costs and expense, including attorneys' fees and expenses, incurred by Owner in connection with the reprocurement and defense of claims arising from Design-Builder's default, subject to the waiver of consequential damages set forth in Section 10.5 hereof.

11.2.4 If Owner improperly terminates the Agreement for cause, the termination for cause will be converted to a termination for convenience in accordance with the provisions of Article 8 of the Agreement.

11.3     DESIGN-BUILDER'S RIGHT TO STOP WORK

11.3.1 Design-Builder may, in addition to any other rights afforded under the Contract Documents or at law, stop work for the following reasons:

-------------------------------------------------------------------------------
DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS           Page 17
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

         .1 Owner's failure to provide financial assurances as required under Section 3.3 hereof; or

         .2 Owner's failure to pay amounts properly due under Design-Builder's Application for Payment.

11.3.2 Should any of the events set forth in Section 11.3.1 above occur, Design-Builder has the right to provide Owner with written notice that Design-Builder will stop work unless said event is cured within seven (7) days from Owner's receipt of Design-Builder's notice. If Owner does not cure the problem within such seven (7) day period, Design-Builder may stop work. In such case, Design-Builder shall be entitled to make a claim for adjustment to the Contract Price and Contract Time(s) to the extent it has been adversely impacted by such stoppage.

11.4     DESIGN-BUILDER'S RIGHT TO TERMINATE FOR CAUSE

11.4.1 Design-Builder, in addition to any other rights and remedies provided in the Contract Documents or by law, may terminate the Agreement for cause for the following reasons:

11.4.2 Upon the occurrence of an event set forth in Section 11.4.1 above, Design-Builder may provide written notice to Owner that it intends to terminate the Agreement unless the problem cited is cured, or commenced to be cured, within seven (7) days of Owner's receipt of such notice. If Owner fails to cure, or reasonably commence to cure, such problem, then Design-Builder may give a second written notice to Owner of its intent to terminate within an additional seven (7) day period. If Owner, within such second seven (7) day period, fails to cure, or reasonably commence to cure, such problem, then Design-Builder may declare the Agreement terminated for default by providing written notice to Owner of such declaration. In such case, Design-Builder shall be entitled to recover in the same manner as if Owner had terminated the Agreement for its convenience under Article 8 of the Agreement.


11.5     BANKRUPTCY OF OWNER OR DESIGN-BUILDER

         .1 The Work has been stopped for sixty (60) consecutive days, or more than ninety (90) days during the duration of the Project, because of court order, any government authority having jurisdiction over the Work, or orders by Owner under Section 11.1.1 hereof, provided that such stoppages are not due to the acts or omissions of Design-Builder or anyone for whose acts Design-Builder may be responsible.

         .2 Owner's failure to provide Design-Builder with any information, permits or approvals that are Owner's responsibility under the Contract Documents which result in the Work being stopped for sixty (60) consecutive days, or more than ninety (90) days during the duration of the Project, even though Owner has not ordered Design-Builder in writing to stop and suspend the Work pursuant to
              Section 11.1.1 hereof.

         .3 Owner's failure to cure the problems set forth in Section 11.3.1 above after Design-Builder has stopped the Work.

11.5.1 If either Owner or Design-Builder institutes or has instituted against it a case under the United States Bankruptcy Code (such party being referred to as the "Bankrupt Party"), such event may impair or frustrate the Bankrupt Party's ability to perform its obligations under the Contract Documents. Accordingly, should such event occur:

         .1 The Bankrupt Party, its trustee or other successor, shall furnish, upon request of the non-Bankrupt Party, adequate assurance of the ability of the Bankrupt Party to perform all future material obligations under the Contract Documents, which assurances shall be provided within ten (10) days after receiving notice of the request; and

         .2 The Bankrupt Party shall file an appropriate action within the bankruptcy court to seek assumption or rejection of the Agreement within sixty (60) days of the institution of the bankruptcy filing and shall diligently prosecute such action.

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Page 18           DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                         1998 Design-Build Institute of America

If the Bankrupt Party fails to comply with its foregoing obligations, the non-Bankrupt Party shall be entitled to request the bankruptcy court to reject the Agreement, declare the Agreement terminated and pursue any other recourse available to the non-Bankrupt Party under this Article 11.

11.5.2 The rights and remedies under Section 11.5.1 above shall not be deemed to limit the ability of the non-Bankrupt Party to seek any other rights and remedies provided by the Contract Documents or by law, including its ability to seek relief from any automatic stays under the United States Bankruptcy Code or the right of Design-Builder to stop Work under any applicable provision of these General Conditions of Contract.

                                   ARTICLE 12

                                  MISCELLANEOUS

12.1     ASSIGNMENT

12.1.1 Neither Design-Builder nor Owner shall, without the written consent of the other assign, transfer or sublet any portion or part of the Work or the obligations required by the Contract Documents.

12.2     SUCCESSORSHIP

12.2.1 Design-Builder and Owner intend that the provisions of the Contract Documents are binding upon the parties, their employees, agents, heirs, successors and assigns.

12.3     GOVERNING LAW

12.3.1 The Agreement and all Contract Documents shall be governed by the laws of the place of the Project, without giving effect to its conflict of law principles.

12.4     SEVERABILITY

12.4.1 If any provision or any part of a provision of the Contract Documents shall be finally determined to be superseded, invalid, illegal, or otherwise unenforceable pursuant to any applicable Legal Requirements, such determination shall not impair or otherwise affect the validity, legality, or enforceability of the remaining provision or parts of the provision of the Contract Documents, which shall remain in full force and effect as if the unenforceable provision or part were deleted.

12.5     NO WAIVER

12.5.1 The failure of either Design-Builder or Owner to insist, in any one or more instances, on the performance of any of the obligations required by the other under the Contract Documents shall not be construed as a waiver or relinquishment of such obligation or right with respect to future performance.

12.6     HEADINGS

12.6.1 The headings used in these General Conditions of Contract, or any other Contract Document, are for ease of reference only and shall not in any way be construed to limit or alter the meaning of any provision.

12.7     NOTICE

12.7.1 Whenever the Contract Documents require that notice be provided to the other party, notice will be deemed to have been validly given (i) if delivered in person to the individual intended to receive such notice, (ii) four (4) days after being sent by registered or certified mail, postage prepaid to the address indicated in the Agreement or (iii) if transmitted by facsimile, by the time stated in a machine generated confirmation that notice was received at the facsimile number of the intended recipient.

12.8     AMENDMENTS

12.8.1 The Contract Documents may not be changed, altered, or amended in any way except in writing signed by a duly authorized representative of each party.

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DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS           Page 19
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

                                DBIA
                               [LOGO]
                             DESIGN-BUILD
                          INSTITUTE OF AMERICA



                STANDARD FORM OF AGREEMENT BETWEEN
                OWNER AND DESIGN-BUILDER - LUMP SUM

     THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH
  AN ATTORNEY IS RECOMMENDED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

===============================================================================

This AGREEMENT is made as of the_________________day of_______________________
in the year of ___2000____ , by and between the following parties, for services in connection with the Project identified below.

OWNER:
(NAME AND ADDRESS)

Badger State Ethanol, LLC
P.O. Box 317
Monroe, WI 53566

DESIGN-BUILDER:
(NAME AND ADDRESS)

Fagen, Inc.
501 W. Hwy. 212
P.O. Box 159
Granite Falls, MN 56241

PROJECT:
(INCLUDE PROJECT NAME AND LOCATION
AS IT WILL APPEAR IN THE CONTRACT
DOCUMENTS)

40 MGY Dry Mill Ethanol Plant



In consideration of the mutual covenants and obligations contained herein, Owner and Design-Builder agree as set forth herein.



-------------------------------------------------------------------------------
DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS            Page 1
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

                                    ARTICLE 1

                                  SCOPE OF WORK

1.1 Design-Builder shall perform all design and construction services, and provide all material, equipment, tools and labor, necessary to complete the Work described in and reasonably inferable from the Contract Documents.



                                    ARTICLE 2

                               CONTRACT DOCUMENTS

2.1      The Contract Documents are comprised of the following:

         .1 All written modifications, amendments and change orders to this Agreement issued in accordance with DBIA Document No. 535, STANDARD FORM OF GENERAL CONDITIONS OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER (1998 Edition) ("General Conditions of Contract");

         .2 This Agreement, including all exhibits and attachments, executed by Owner and Design-Builder;

         .3 Written Supplementary Conditions, if any, to the General Conditions of Contract;

         .4       The General Conditions of Contract;

         .5 Construction Documents prepared and approved in accordance with Section 2.4 of the General Conditions of Contract;

         .6 Design-Builder's Deviation List, if any, contained in Design-Builder's Proposal, which shall specifically identify any and all deviations from Owner's Project Criteria;

         .7       Owner's Project Criteria;

         .8 Design-Builder's Proposal, except for the Deviation List, submitted in response to Owner's Project Criteria; and

         .9       The following other documents, if any:

                  EXHIBIT A - PERFORMANCE GUARANTEE CRITERIA - (2) PAGES; EXHIBIT B - GENERAL PROJECT SCOPE - (3) PAGES;
                  EXHIBIT C - BUILDINGS PROVIDED BY DESIGN-BUILDER - (1) PAGE; EXHIBIT D - ALLOWANCES - (3) PAGES;
                  EXHIBIT E - OWNER'S REQUIRED PERMITS AND SERVICES LIST -
                              (2) PAGES;
                  EXHIBIT F - PRELIMINARY 14 MONTH SCHEDULE - (2) PAGES.


-------------------------------------------------------------------------------
Page 2            DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                         1998 Design-Build Institute of America

                                    ARTICLE 3

                            INTERPRETATION AND INTENT

3.1 The Contract Documents are intended to permit the parties to complete the Work and all obligations required by the Contract Documents within the Contract Time(s) for the Contract Price. The Contract Documents are intended to be complementary and interpreted in harmony so as to avoid conflict, with words and phrases interpreted in a manner consistent with construction and design industry standards. In the event of any inconsistency, conflict, or ambiguity between or among the Contract Documents, the Contract Documents shall take precedence in the order in which they are listed in Section 2.1 hereof.

3.2 Terms, words and phrases used in the Contract Documents, including this Agreement, shall have the meanings given them in the General Conditions of Contract.

3.3 The Contract Documents form the entire agreement between Owner and Design-Builder and by incorporation herein are as fully binding on the parties as if repeated herein. No oral representations or other agreements have been made by the parties except as specifically stated in the Contract Documents.

                                    ARTICLE 4

                            OWNERSHIP OF WORK PRODUCT

4.1 WORK PRODUCT. All drawings, specifications and other documents and electronic data furnished by Design-Builder to Owner under this Agreement ("Work Product") are deemed to be instruments of service and Design-Builder shall retain the ownership and property interests therein, including the copyrights thereto.

4.2 OWNER'S LIMITED LICENSE UPON PAYMENT IN FULL. Upon Owner's payment in full for all Work performed under the Contract Documents, Design-Builder shall grant Owner a limited license to use the Work Product in connection with Owner's occupancy of the Project, conditioned on Owner's express understanding that its use of the Work Product is at Owner's sole risk and without liability or legal exposure to Design-Builder or anyone working by or through Design-Builder, including Design Consultants of any tier (collectively the "Indemnified Parties").

4.3 OWNER'S LIMITED LICENSE UPON OWNER'S TERMINATION FOR CONVENIENCE OR DESIGN-BUILDER'S ELECTION TO TERMINATE. If Owner terminates the Project for its convenience as set forth in Article 8 hereof, or if Design-Builder elects to terminate this Agreement in accordance with Section 11.4 of the General Conditions of Contract, Design-Builder shall, upon Owner's payment in full of the amounts due Design-Builder under the Contract Documents, grant Owner a limited license to use the Work Product to complete the Project and subsequently occupy the Project, conditioned on the following:

         .1 Use of the Work Product is at Owner's sole risk without liability or legal exposure to any Indemnified Party; and

         .2 Owner agrees to pay Design-Builder the additional sum of One Million Dollars ($1,000,000.00) as compensation for the right to use the Work Product in accordance with this
                  Article 4 if Owner resumes the Project through its employees, agents, or third parties.

4.4 OWNER'S LIMITED LICENSE UPON DESIGN-BUILDER'S DEFAULT. If this Agreement is terminated due to Design-Builder's default pursuant to Section
11.2 of the General Conditions of Contract and (i) it is determined that Design-Builder was in default and (ii) Owner has fully satisfied all of its obligations under the Contract Documents, Design-Builder shall grant Owner a limited license to use the Work Product in connection with

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DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS            Page 3
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

Owner's completion and occupancy of the Project. This limited license is conditioned on Owner's express understanding that its use of the Work Product is at Owner's sole risk and without liability or legal exposure to any Indemnified Party.

4.5 OWNER'S INDEMNIFICATION FOR USE OF WORK PRODUCT. If Owner uses the Work Product under any of the circumstances identified in this Article 4, Owner shall defend, indemnify and hold harmless the Indemnified Parties from and against any and all claims, damages, liabilities, losses and expenses, including attorneys' fees, arising out of or resulting from the use of the Work Product.

                                    ARTICLE 5

                                  CONTRACT TIME

5.1 DATE OF COMMENCEMENT. The Work shall commence within five (5) days of Design-Builder's receipt of Owner's Notice to Proceed ("Date of Commencement") unless the parties mutually agree otherwise in writing.

5.2      SUBSTANTIAL COMPLETION AND FINAL COMPLETION

5.2.1 Substantial Completion of the entire Work shall be achieved no later than three hundred eighty (380) calendar days after the Date of Commencement ("Scheduled Substantial Completion Date").

5.2.2 Interim milestones and/or Substantial Completion of identified portions of the Work shall be achieved as follows: N/A

5.2.3 Final Completion of the Work or identified portions of the Work shall be achieved as expeditiously as reasonably practicable.

5.2.4 All of the dates set forth in this Article 5 ("Contract Time(s)") shall be subject to adjustment in accordance with the General Conditions of Contract.

5.3 TIME IS OF THE ESSENCE. Owner and Design-Builder mutually agree that time is of the essence with respect to the dates and times set forth in the Contract Documents.

5.4 LIQUIDATED DAMAGES. Design-Builder understands that if Substantial Completion is not attained by the Scheduled Substantial Completion Date, Owner will suffer damages which are difficult to determine and accurately specify. Design-Builder agrees that if Substantial Completion is not attained by forty-five (45) days after the Scheduled Substantial Completion Date (the "LD Date"), Designer-Builder shall pay Owner ten thousand Dollars ($10,000.00) as liquidated damages for each day that Substantial Completion extends beyond the LD Date. The liquidated damages provided herein shall be in lieu of all liability for any and all extra costs, losses, expenses, claims, penalties and any other damages, whether special or consequential, and of whatsoever nature incurred by Owner which are occasioned by any delay in achieving Substantial Completion.

5.5 EARLY COMPLETION BONUS. For every gallon of undenatured ethanol produced prior to the LD Date, Owner shall pay Design-Builder at the time of Final Payment under Section 7.3 hereof an early completion bonus of $.185 per gallon.l

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Page  4           DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                         1998 Design-Build Institute of America

                                    ARTICLE 6

                                 CONTRACT PRICE

6.1      CONTRACT PRICE. Owner shall pay Design-Builder in accordance with
Article 6 of the General Conditions of Contract the sum of Forty-five Million Dollars ($45,000,000.00) ("Contract Price"), subject to adjustments made in accordance with the General Conditions of Contract. Unless otherwise provided in the Contract Documents, the Contract Price is deemed to include all sales, use, consumer and other taxes mandated by applicable Legal Requirements.

6.2 MARKUPS FOR CHANGES. If the Contract Price requires an adjustment due to changes in the Work, and the cost of such changes is determined under Sections 9.4.1.3 or 9.4.1.4 of the General Conditions of Contract, the following markups shall be allowed on such changes: N/A

                                    ARTICLE 7

                              PROCEDURE FOR PAYMENT

7.1      PROGRESS PAYMENTS

7.1.1 Design-Builder shall submit to Owner on the twenty-fifth day of each month, beginning with the first month after the Date of Commencement, Design-Builder's Application for Payment in accordance with Article 6 of the General Conditions of Contract.

7.1.2 Owner shall make payment within ten (10) days after Owner's receipt of each properly submitted and accurate Application for Payment in accordance with Article 6 of the General Conditions of Contract, but in each case less the total of payments previously made, and less amounts properly withheld under Section 6.3 of the General Conditions of Contract.

7.2      RETAINAGE ON PROGRESS PAYMENTS

7.2.1 Owner will retain ten percent (10%) of each Application for Payment provided, however, that when fifty percent (50%) of the Work has been completed by Design-Builder, Owner will not retain any additional amounts from Design-Builder's subsequent Applications for Payment. Owner will also reasonably consider reducing retainage for Subcontractors completing their work early in the Project.

7.2.2 Upon Substantial Completion of the entire Work or, if applicable, any portion of the Work, pursuant to Section 6.6 of the General Conditions of Contract, Owner shall release to Design-Builder all retained amounts relating, as applicable, to the entire Work or completed portion of the Work, less an amount equal to the reasonable value of all remaining or incomplete items of Work as noted in the Certificate of Substantial Completion.

7.3 FINAL PAYMENT. Design-Builder shall submit its Final Application for Payment to Owner in accordance with Section 6.7 of the General Conditions of Contract. Owner shall make payment on Design-Builder's properly submitted and accurate Final Application for Payment within thirty (30) days after Owner's receipt of the Final Application for Payment, provided that Design-Builder has satisfied the requirements for final payment set forth in Section 6.7.2 of the General Conditions of Contract.

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DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS            Page 5
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

7.4 INTEREST. Payments due and unpaid by Owner to Design-Builder, whether progress payments or final payment, shall bear interest commencing five (5) days after payment is due at the rate of eighteen percent (18%).

7.5 RECORD KEEPING AND FINANCE CONTROLS. With respect to changes in the Work performed on a cost basis by Design-Builder pursuant to the Contract Documents, Design-Builder shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management, using accounting and control systems in accordance with generally accepted accounting principles and as may be provided in the Contract Documents. During the performance of the Work and for a period of three (3) years after Final Payment, Owner and Owner's accountants shall be afforded access from time to time, upon reasonable notice, to Design-Builder's records, books, correspondence, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to changes in the Work performed on a cost basis in accordance with the Contract Documents, all of which Design-Builder shall preserve for a period of three (3) years after Final Payment.

                                    ARTICLE 8

                           TERMINATION FOR CONVENIENCE

8.1 Upon ten (10) days' written notice to Design-Builder, Owner may, for its convenience and without cause, elect to terminate this Agreement. In such event, Owner shall pay Design-Builder for the following:

         .1 All Work executed and for proven loss, cost or expense in connection with the Work;

         .2 The reasonable costs and expenses attributable to such termination, including demobilization costs and amounts due in settlement of terminated contracts with Subcontractors and Design Consultants; and

         .3 Overhead and profit in the amount of fifteen percent (15%) on the sum of items .1 and .2 above.

8.2 In addition to the amounts set forth in Section 8.1 above, Design-Builder shall be entitled to receive one of the following as applicable:

         .1 If Owner terminates this Agreement prior to commencement of construction, Design-Builder shall be paid ___N/A___ percent (______%) of the remaining balance of the Contract Price.

         .2 If Owner terminates this Agreement after commencement of construction, Design-Builder shall be paid ___N/A___ percent (______%) of the remaining balance of the Contract Price.

8.3 If Owner terminates this Agreement pursuant to Section 8.1 above and proceeds to design and construct the Project through its employees, agents or third parties, Owner's rights to use the Work Product shall be as set forth in Section 4.3 hereof.

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Page 6            DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                         1998 Design-Build Institute of America

                                    ARTICLE 9

                         REPRESENTATIVES OF THE PARTIES

9.1      OWNER'S REPRESENTATIVES

9.1.1 Owner designates the individual listed below as its Senior Representative ("Owner's Senior Representative"), which individual has the authority and responsibility for avoiding and resolving disputes under
Section 10.2.3 of the General Conditions of Contract: (IDENTIFY INDIVIDUAL'S NAME, TITLE, ADDRESS AND TELEPHONE NUMBERS)

TBD

9.1.2 Owner designates the individual listed below as its Owner's Representative, which individual has the authority and responsibility set forth in Section 3.4 of the General Conditions of Contract: (IDENTIFY INDIVIDUAL'S NAME, TITLE, ADDRESS AND TELEPHONE NUMBERS)

TBD

9.2      DESIGN-BUILDER'S REPRESENTATIVES

9.2.1 Design-Builder designates the individual listed below as its Senior Representative ("Design-Builder's Senior Representative"), which individual has the authority and responsibility for avoiding and resolving disputes under Section 10.2.3 of the General Conditions of Contract: (IDENTIFY INDIVIDUAL'S NAME, TITLE, ADDRESS AND TELEPHONE NUMBERS)

TBD

9.2.2 Design-Builder designates the individual listed below as its Design-Builder's Representative, which individual has the authority and responsibility set forth in Section 2.1.1 of the General Conditions of
Contract: (IDENTIFY INDIVIDUAL'S NAME, TITLE, ADDRESS AND TELEPHONE NUMBERS)

TBD


                                   ARTICLE 10

                               BONDS AND INSURANCE

10.1 INSURANCE. Design-Builder shall procure in accordance with Article 5 of the General Conditions of Contract the following insurance coverages: A certificate of insurance will be provided.

10.2 BONDS AND OTHER PERFORMANCE SECURITY. Design-Builder shall provide the following performance bond and labor and material payment bond or other performance security: N/A

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DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS            Page 7
OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
1998 Design-Build Institute of America

                                   ARTICLE 11

                                OTHER PROVISIONS

11.1     Other provisions, if any, are as follows:

         - Performance Guarantee: The Design-Builder guarantees the Criteria listed in Exhibit A. If there is a performance shortfall, in its sole discretion, Design-Builder will pay all design and construction costs associated with making the necessary corrections.

         - Schedule Guarantee: The Design-Builder guarantees the 14 Month Schedule shown in Exhibit F, assuming the Owner's Notice to Proceed is received no later than April 1st, 2001 and the Project Site is construction ready.

         - Price Guarantee: The Design-Builder guarantees the Contract Price for the Work delineated by the Contract Documents. Any and all price increases would require, in addition to Owner's approval, lender approval.

In executing this Agreement, Owner and Design-Builder each individually represents that it has the necessary financial resources to fulfill its obligations under this Agreement, and each has the necessary corporate approvals to execute this Agreement, and perform the services described herein.

OWNER:                                          DESIGN-BUILDER:


-------------------------------                 -------------------------------
(NAME OF OWNER)                                 (NAME OF DESIGN-BUILDER)


-------------------------------                 -------------------------------
(SIGNATURE)                                     (SIGNATURE)


-------------------------------                 -------------------------------
(PRINTED NAME)                                  (PRINTED NAME)


-------------------------------                 -------------------------------
(TITLE)                                         (TITLE)


Date:                                           Date:
     --------------------------                      --------------------------


CAUTION: YOU SHOULD SIGN AN ORIGINAL DBIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN BLUE. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.

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Page 8            DBIA Document No. 535  -  STANDARD FORM OF GENERAL CONDITIONS
                                   OF CONTRACT BETWEEN OWNER AND DESIGN-BUILDER
                                         1998 Design-Build Institute of America

                              Design Build Contract
                            Badger State Ethanol, LLC

EXHIBIT A

PERFORMANCE GUARANTEE CRITERIA


Table 1 Badger State Ethanol plant criteria
---------------------------- -------------------------- -------------------------- --------------------------
         CRITERIA                  SPECIFICATION            TESTING STATEMENT            DOCUMENTATION
---------------------------- -------------------------- -------------------------- --------------------------
Plant Capacity - fuel        Operate of a rate of 40    Seven day performance      Production records and a
grade ethanol                million gallons per year   test                       written report from
                             of denatured fuel grade                               ICM/Fagen.
                             ethanol meeting the
                             specifications of ASTM
                             4806
---------------------------- -------------------------- -------------------------- --------------------------
Dried Distillers Grains      Operate at rate of         Determined by              Production records and a
with Solubles (DDGS)         128,571 tons per year of   calculation of mass flow   written analysis from
                             10% moisture DDGS          from centrifuge and        ICM/Fagen.
                                                        dryers in a seven day
                                                        performance test
---------------------------- -------------------------- -------------------------- --------------------------
Carbon Dioxide               120,285 tons per year of   Determined as a function   Mass flow calculation
                             CO2 gas.                   of fermented gallons in
                                                        a seven-day performance
                                                        test.
---------------------------- -------------------------- -------------------------- --------------------------
Corn to Ethanol Conversion   Not be less than 2.80      As determined by meter     Production records and
ratio; CORN MUST BE #2       denatured gallons of       readings during a seven    written analysis by
YELLOW OR BETTER 56#/BU.,    ethanol per bushel of      day performance test.      ICM/Fagen.
16% OR LESS MOISTURE,        ground corn
ZERO  AFLATOXIN TOLERANCE
---------------------------- -------------------------- -------------------------- --------------------------
Electrical Energy            0.75 kW per denatured      As determined by meter     Production records and
                             gallon of fuel grade       readings during a seven    written analysis by
                             ethanol.  Does not         day performance test.      ICM/Fagen.
                             include CO2 plant, CO2
                             gas system or grain bin
                             aeration.
---------------------------- -------------------------- -------------------------- --------------------------
Natural Gas                  Shall not exceed 37,000    As determined by meter     Production records and
                             Btu per denatured gallon   readings during a seven    written analysis by
                             of fuel grade ethanol.     day performance test.      ICM/Fagen.
---------------------------- -------------------------- -------------------------- --------------------------
Process Water Discharge      Zero gallons under         Process discharge meter    Control System reports
                             normal operations
---------------------------- -------------------------- -------------------------- --------------------------



                              Design Build Contract
                            Badger State Ethanol, LLC



Table 1 (Continued)
---------------------------- -------------------------- -------------------------- --------------------------
         CRITERIA                  SPECIFICATION            TESTING STATEMENT            DOCUMENTATION
---------------------------- -------------------------- -------------------------- --------------------------
Cooling tower and boiler     Approximately 75 gallons   Per Wisconsin Department   Per Wisconsin Department
blowdown water discharges    per minute total           of Natural Resources or    of Natural Resources or
                                                        the City of Monroe         the City of Monroe
---------------------------- -------------------------- -------------------------- --------------------------
Labor                        Staffing shall not         Payroll records during     Payroll records during
                             exceed 31 people plus      seven-day performance      seven-day performance
                             those required to unload   test.                      test.
                             incoming corn rail cars
---------------------------- -------------------------- -------------------------- --------------------------
Annual Maintenance Time      Not to average more than   Notification of ICM by     Production records
per Year                     one (24 hour) day per      Badger State.
                             month
---------------------------- -------------------------- -------------------------- --------------------------
Atmospheric Emissions        As prescribed by the       As prescribed by the       As prescribed by the
                             approved and accepted      approved and accepted      approved and accepted
                             State of Wisconsin         State of Wisconsin         State of Wisconsin
                             Department of Natural      Department of Natural      Department of Natural
                             Resources Air Quality      Resources Air Quality      Resources Air Quality
                             Permit.                    Permit.                    Permit.

---------------------------- -------------------------- -------------------------- --------------------------

                         Design Build Contract
                       Badger State Ethanol, LLC


EXHIBIT B
---------

GENERAL PROJECT SCOPE



Construct a 40 million gallon per year (MGY) dry mill fuel ethanol plant in Monroe, Wisconsin. The plant will grind approximately 14.3 million bushels per year to produce approximately 40 MGY year of fuel grade ethanol denatured with five percent gasoline. The plant will also produce approximately 128,000 tons per year of 10% moisture dried distillers grains with solubles (DDGS) and approximately 121,000 tons per year of raw carbon dioxide (CO2) gas.

The facility will be minimally designed to receive approximately 12,000,000 bushels by rail and 2,300,000 bushels of corn by semi-trailer truck. Arriving corn will be dumped into one of two double dump pits in a receiving building. Truck drivers will start the grain system, dump the grain and obtain a weight ticket from the hopper scale system. Maximum truck dump time is ten minutes. Two independent 10,000-bushel legs will lift the corn to a scalper to remove rocks and debris before conveying the product to one of four 100,000-bushel storage bins. A dust collection system will be installed on the grain receiving system to limit particulate emissions as described in the Air Quality Permit application.

Ground corn will be mixed in a 20,000-gallon slurry tank, routed through a 4,400-gallon pressure vessel and steam flashed of in a flash vessel. Cooked mash will continue through two 54,000-gallon liquefaction tanks and into one of three 730,000-gallon fermenters. Simultaneously, propagated yeast will be added to the mash as the fermenter is filling. After batch fermentation is complete, the beer will be pumped to the 985,000-gallon beer well and then to the eleven foot diameter beer column to vaporize the alcohol from the mash.

Alcohol streams are dehydrated in the eleven-foot diameter rectifier column, the five and one-half foot diameter side stripper and the molecular sieve system. Two hundred proof alcohol is pumped to the tank farm shift tanks and blended with five percent alcohol as the product is being pump into one of two 750,000 gallon final storage tanks. Loading facilities for truck and rail cars will be provided. Tank farm tanks include: two 39,000 gallon for 190 proof storage, two 180,000 gallon for 200 proof storage, one 60,000 gallon for denaturant storage and two 750,000 gallon tank for denatured ethanol storage. All tanks are covered carbon steel tanks with floating roofs as may be required in the air quality permit.

Corn mash from the beer stripper is dewatered in one of four decanter type centrifuges. Wet cake from the centrifuge is conveyed to the DDGS dryer system. Water in the thin stillage is evaporated and recycled by the Bio-Methanation system. Syrup is added to the wet cake entering the dryer. DDGS is pneumatically conveyed to flat storage in the DDGS storage building. Shipping is accomplished by scooping and pushing the product

                         Design Build Contract
                       Badger State Ethanol, LLC


with a front-end loader into a in-floor conveyor system. DDGS is weighed via hopper scales before dropping into a truck or rail car.

Fresh water for the boilers, cooking and other processes will be obtained from the City of Monroe and from one process well that will supply the needs of the cooling tower. Boiler water conditioned in regenerative softeners will be pumped through a deaerator scrubber and into a deaerator tank. Appropriate boiler chemicals will be added as preheated water is sent to the boiler.

Steam energy will be provided by one of three natural gas fired package boiler systems utilizing a high percentage of condensate return to a condensate receiver tank. The steam system will be inspected and approved by the appropriate Wisconsin authorities. The process will be cooled by circulating water through heat exchangers, a chiller and a cooling tower.

The design includes a compressed air system consisting of two 75 Hp compressors, a receiver tank, pre-filter, coalescing filter, and double air dryers.

The design also incorporates the use of a clean-in-place (CIP) system for cleaning cook, fermentation, distillation, evaporation, centrifuges and other systems. Fifty percent caustic soda is received by truck and stored in one 20,000-gallon tank. CIP makeup is accomplished in two 17,700-gallon makeup tanks and is returned to one 17,700-gallon waste CIP tank after solids are removed in the screener.

Under normal operating circumstances, the plant will not have any wastewater discharges of water that has been in contact with corn, corn mash, cleaning system or contact process water. An ICM/Phoenix Bio-Methanator will reduce the organic acids in process water allowing complete reuse within the plant. The plant will have blowdown discharges from the cooling tower and boiler.

Most plant processes are computer controlled by a Siemens/Moore APACS distributed control system with graphical user interface and three workstations. It is estimated that the system will consist of 200 discrete inputs, 200 discreet outputs, 175 analog inputs and 120 analog outputs. Additional programmable logic controllers (PLCs) will control certain process equipment.

Other tanks and equipment include but are not limited to: One 146,000 gallon thin stillage tank, four 5,150 gallon alpha and gluco amylase tanks, one 27,000 gallon yeast tank, four foot diameter reflux and regen tanks, one 4 foot diameter 200 proof flash vessel, one 200 proof receiver tank, one 50,000 gallon whole stillage tank and one syrup tank.

The cooking system requires the use of anhydrous ammonia and other systems require the use of sulfuric acid. Therefore, a 10,000-gallon storage tank for each will be on site to provide the quantities necessary. The ammonia storage requires that plant management implements and enforces a Process Safety Management (PSM) program.

                         Design Build Contract
                       Badger State Ethanol, LLC


The plant design may require additional programs to ensure safety and to satisfy regulatory authorities.

                         Design Build Contract
                       Badger State Ethanol, LLC


EXHIBIT C
---------
TABLE 2 Buildings provided by DB contractor

------------------ --------------------- ------------------ -------------------- ------------ ----------------------
    BUILDING               TYPE             PRELIMINARY      ROLL UP DOORS IN    WALK DOORS       ADDITION INFO
                                            DIMENSIONS             FEET
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Process            Structural steel or   50 x 210 x 35      Two 12 x 12,         Four         Includes laboratory,
                   pre engineered metal,                    electric operators                control room &
                   steel siding -                                                             offices, MCC Room
                   Insulated
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Fermenter Walkway  Structural steel,     30 x 110 x 20      None                 As
                   steel siding -                                                required
                   Insulated                                                     by code
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Dryer              Structural steel or   100 x 100 x 30     One 16 x 20,         As           Includes centrifuge
                   pre engineered                           electric operator    required     area
                   metal, steel siding -                                         by code
                   Insulated
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
DDG Storage        Structural steel or   75 x 125 x 25      Two 16 x 16,         As
                   pre engineered                           electric operators   required
                   metal, steel siding                                           by code
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Evaporation        Structural steel or   50 x 45 x 35       None                 As
                   pre engineered                                                required
                   metal, steel siding -                                         by code
                   Insulated
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Grain Receiving    Pre engineered        30 x 70 x 25       Two 14 x 16 and      As           Receiving control
& Shipping         metal - roof                             two 14 x 20,         required     room, 1st & 2nd
                   insulation only                          electric remote      by code      level mezzanine -
                                                            controlled                        MCC Room
                                                            operators
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Mechanical         Pre engineered        65 x 100 x 25      One 14 x 14, one     As           Includes maintenance
                   metal - Insulated                        10 x 14,  electric   required     offices, spare parts
                                                            operators            by code      storage, welding shop
------------------ --------------------- ------------------ -------------------- ------------ ----------------------
Admin.             Pre engineered        35 x 75 x 14       None                 As           Up to $200,000
                   metal or as                                                   required     allowance for
                   provided by local                                             by code      building, finishing
                   contractor                                                                 & landscaping
------------------ --------------------- ------------------ -------------------- ------------ ----------------------

                                Design Build Contract
                              Badger State Ethanol, LLC


EXHIBIT D
---------

ALLOWANCES

The GMP contract includes allowances for listed items in the estimated amounts. The aggregate allowance for the Administration Building is $200,000, for Maintenance and Power Equipment $500,000 and for Rail Spur and equipment $750,000.

Fagen/ICM will provide assistance and recommendations for the purchase of each item, however the owner or their representative has the ultimate authority and responsibility for each purchase.

                                Design Build Contract
                              Badger State Ethanol, LLC

TABLE 3 ADMINISTRATION BUILDING - $200,000 ALLOWANCE
-------------------------- ---------------------------------------------------------------- -----------------
       DESCRIPTION         ADDITIONAL DESCRIPTION                                           EST. AMOUNT
-------------------------- ---------------------------------------------------------------- -----------------
Administration Building -  EXCAVATION - from rough grade; foundations and utility           $130,000
one story free standing    service connections
                           SITE - Finish grading and landscaping to 20 feet
                           around perimeter.
                           CONCRETE - Footings, floors and sidewalks.
                           STRUCTURAL - Steel or wood framed structure and interior
                           walls
                           WINDOWS - Double pane, gas filled sliding and fixed
                           DOORS - Vestibule entry with aluminum store type entry
                           doors, others- metal with view lights. Interior - solid
                           wood with view lights. Commercial grade hardware
                           INSULATION - To State energy specifications or better
                           FINISHES - Exterior, steel panels & trims. Interior - stud walls, sheetrock and paint.
                           FLOORING - linoleum entry, restrooms & halls and medium
                           grade commercial carpet.
                           CABINETS - Prefabricated; restrooms sink & vanity,
                           refreshment center with sink.
                           MECHANICAl - Natural gas fired HVAC system, gas fired 50
                           gallon hot water heater, water cooler; medium grade
                           fixtures.
                           ELECTRICAL - 200 Amp service, fluorescent lighting, rough
                           in wiring, junction boxes and terminations for data (CAT 5e)
                           and telephone lines
-------------------------- ---------------------------------------------------------------- -----------------
Office Computer System     Microsoft Windows 2000 network server and five personal          $25,000
                           computers, one laser printer. Includes setup and labor.
-------------------------- ---------------------------------------------------------------- -----------------
Telephone System           Digital phone system with voice mail for office and plant.       $20,000
-------------------------- ---------------------------------------------------------------- -----------------
Office Copier & fax        Black & white with sheet feeder and collator.  Plain paper fax   $10,000
machine                    machine
-------------------------- ---------------------------------------------------------------- -----------------
Office Furniture           Office desks, chair & side chairs, conference room table &       $15,000
                           chairs, three four-drawer filing cabinets, 10 two-drawer
                           filing cabinets.
-------------------------- ---------------------------------------------------------------- -----------------

                                Design Build Contract
                              Badger State Ethanol, LLC

TABLE 4 Maintenance and Power Equipment-$500,000 Allowance
-------------------------- ---------------------------------------------------------------- -----------------
       DESCRIPTION                             ADDITIONAL DESCRIPTION                         EST. AMOUNT
-------------------------- ---------------------------------------------------------------- -----------------
Spare Parts                Spare parts                                                      $300,000
                           Parts bins
                           Misc. materials, supplies and equipment
-------------------------- ---------------------------------------------------------------- -----------------
Shop supplies and          One shop welder                                                  $60,000
equipment                  One portable gas welder
                           One plasma torch
                           One acetylene torch
                           One set of power tools
                           Two sets of hand tools with tool boxes
                           Carts and dollies
                           Hoists (except centrifuge overhead crane)
                           Shop tables
                           Maintenance office furnishings & supplies
                           Fire Extinguishers
                           Reference books
                           Safety manuals
                           Safety cabinets & supplies, etc.
                           Safety showers as required
-------------------------- ---------------------------------------------------------------- -----------------
Rolling stock              Used 1 1/2yard front end loader                                  $140,000
                           New Skid loader
                           Used Fork lift
                           Used Scissors lift, 30 foot
                           Used Pickup truck
-------------------------- ---------------------------------------------------------------- -----------------




TABLE 5 RAILROADS - $750,000 ALLOWANCE
-------------------------- ---------------------------------------------------------------- -----------------
       DESCRIPTION                             ADDITIONAL DESCRIPTION                         EST. AMOUNT
-------------------------- ---------------------------------------------------------------- -----------------
Rail Spur                  5,000 feet of on-site rail spur:                                 $500,000
                           Sub ballast
                           Ballast
                           Track
                           Ties
-------------------------- ---------------------------------------------------------------- -----------------
Track Switches             Four #9 switches                                                 $120,000
-------------------------- ---------------------------------------------------------------- -----------------
Car mover                  Reconditioned car mover                                          $120,000
-------------------------- ---------------------------------------------------------------- -----------------
Misc. Items                Miscellaneous rail spur items                                    $10,000
-------------------------- ---------------------------------------------------------------- -----------------

EXHIBIT E
---------

OWNER'S REQUIRED PERMITS AND SERVICES LIST

The owner shall provide all of the permits, authorizations and services except building permits, but including but not limited to:

    1) LAND AND GRADING - Owner shall provide a site known as the Stauffer Farm near or in Monroe, Wisconsin. The site shall be rough graded to specifications of ICM, Inc.

    2) ROADS - Owner shall provide or have provided, one access road of off Fourth Avenue of sufficient quality to withstand semi-truck traffic of 30,000+ annual loads with weight of 80,000 lbs each.

    3) AIR QUALITY PERMIT - A permit for construction shall be obtained from the proper authorities before a Notice to Proceed to be valid. Owner shall obtain an Operating Permit in timely manner to allow startup of the plant as scheduled by Fagen/ICM.

    4) STORM WATER RUNOFF PERMIT - Owner shall obtain the permanent storm water runoff permit. The contractor shall obtain the construction storm water runoff permit.

    5) WISCONSIN POLLUTANT ELIMINATION DISCHARGE PERMIT - If available and required, Owner shall obtain a permit to discharge cooling tower water directly to Honey Creek or agree to discharge to the City of Monroe sewage treatment facility.

    6) NATURAL GAS SUPPLY AND SERVICE AGREEMENT - Continuous supply of natural gas of at least 1.5 billion cubic feet per year, at a minimum rate of 200 MCF per hour and at a minimum pressure of 200 psig at the plant site. Owner or vendor shall provide supply meter and regulators to provide burner tip pressures as specified by ICM, Inc.

    7) ELECTRICAL SERVICE - Continuous supply of 15,000 kVA, 12,400-volt electrical energy or more to a point immediately adjacent to the perimeter plant road. The capacity provides sufficient capacity for most CO2 operations. Owner shall supply a high voltage switch and if required, a substation. Owner or vendor shall supply meter as specified by the power company. Additional electrical capacity will be required for a significant plant expansion.

    8) WATER SUPPLY AND SERVICE AGREEMENT - For process and sanitary purposes, fresh of at least 100 gallons per minute (GPM) from the City of Monroe with minimum quality standards of a) total conductivity of 600 umho or less, 340 mg/L or less total of hardness and 0.5 mg/L or less of iron. Owner will also supply one on-site process well capable of providing 270 GPM of water meeting the same standards as listed above. ICM/Fagen has reviewed well water inorganic analyses of samples submitted by the City of Monroe to U.S. Filter Corp. laboratory on March 24, 1999 and find them to be acceptable. Fagen/ICM will not be responsible for water quality changes after that date.

    9) WASTEWATER DISCHARGE AND SERVICE AGREEMENT - For discharges of cooling tower and boiler blowdown under normal operating procedures. Process wastewater discharges during emergency failure of wastewater treatment plant to treat all process wastewater.

    10) RAILROAD - Owner shall provide track, ties and ballast to plant site at grades specified by ICM, Inc.

    11) CARBON DIOXIDE PLANT - Owner shall provide sufficient time for Fagen/ICM to integrate any potential CO2 plant engineering with detailed engineering on the ethanol plant. Additional engineering charges may apply should redesign or restocking of equipment or materials be required.

EXHIBIT F

-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
ACTIVITY         ACTIVITY                           ORIG    EARLY     EARLY                         MONTHS
   ID          DESCRIPTION                          DATE    START     FINISH      -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
General                                                                       Operations Permiting Complete
-------- ------------------------------------------ ------- -------- --------  Financial Closing
GN1020   Operations Permiting Complete                               23FEB01*   Mobilization
GN1000   Financial Closing                                  02APR01  02APR01  ------------------------------------------------------
GN1030   Mobilization                                    1  03APR01  17APR01
-------- ------------------------------------------ ------- -------- --------    Site Civil Engineering Phase 1 (LDP)
Civil/Site                                                                                   Procure Electrical Transformers
-------- ------------------------------------------ ------- -------- -------- Site Engineering Phase 2 (Detail Design)
CS9000   Site Civil Engineering Phase 1 (LDP)            2  02APR01  07MAY01     Land Disturbance Permit - Submit / Review
CS8000   Procure Electrical Transformers                13  03APR01  05OCT01       Clearing & Grubbing
CS9001   Site Engineering Phase 2 (Detail Design)        2  08MAY01  12JUN01  ------------------------------------------------------
CS9050   Land Disturbance Permit - Submit / Review       1  08MAY01  21MAY01     Install U/G Utilities & Fire Loop
CS2000   Clearing & Grubbing                             1  22MAY01  05JUN01       Install U/G Elect. Duct Banks
CS7001   Install U/G Utilities & Fire Loop               2  30MAY01  26JUN01         Final Civil Plan Review (County & Health Dept.)
CS8001   Install U/G Elect. Duct Banks                   3  06JUN01  18JUL01       Site Prep, Utilities & Roads
CS9051   Final Civil Plan Review (County & Health Dept.) 1  13JUN01  26JUN01  ------------------------------------------------------
CS2010   Site Prep, Utilities & Roads                    7  20JUN01  27SEP01         Structural Engineering
-------- ------------------------------------------ ------- -------- --------            Order Structural Steel
Ethanol Plant                                                                            Ethanol Plant Str. Eng. Plan Review
-------- ------------------------------------------ ------- -------- --------             Procure Civil/Structural Materials
EP9000   Structural Engineering                          1  02APR01  23APR01                  Fermentation Tank Foundations
EP5001   Order Structural Steel                          3  24APR01  12JUN01  ------------------------------------------------------
EP9050   Ethanol Plant Str. Eng. Plan Review             1  24APR01  14MAY01     Electrical U/G & Grounding
EP3500   Procure Civil/Structural Materials              3  01MAY01  12JUN01       Remaining Process Area Foundations
EP3000   Fermentation Tank Foundations                   3  13JUN01  01AUG01          Field Fab Fermentation Tanks
EP8000   Electrical U/G & Grounding                      7  20JUN01  04OCT01           Order Pipe, Valves, and Pumps
EP3010   Remaining Process Area Foundations              5  27JUN01  13SEP01             Balance of Fdn.'s & Slabs
EP6000   Field Fab Fermentation Tanks                    6  02AUG01  25OCT01  ------------------------------------------------------
EP7000   Order Pipe, Valves, and Pumps                   6  16AUG01  15NOV01             Erect Distillation Steel & Equipment
EP3020   Balance of Fdn.'s & Slabs                       3  14SEP01  01NOV01     Pipe Installation @ Process Area
EP5011   Erect Distillation Steel & Equipment            7  14SEP01  03JAN02            Field Fab Balance of Process Tanks
EP7001   Pipe Installation @ Process Area               10  05OCT01  28FEB02  Ethanol Power & Controls Limited Access
EP6010   Field Fab Balance of Process Tanks              4  12OCT01  17DEC01       Erect Pipe Racks & Equipment
EP8001   Ethanol Power & Controls Limited Access         6  12OCT01  10JAN02  ------------------------------------------------------
EP5003   Erect Pipe Racks & Equipment                    7  02NOV01  14FEB02                Ethanol Power & Controls
EP8002   Ethanol Power & Controls                        8  11JAN02  03MAY02      Pipe Installation @ Mash Area
EP7002   Pipe Installation @ Mash Area                   5  01FEB02  18APR02
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Run Date 26OCT00 11:57      BSE2 PRELIMINARY 14 MONTH SCHEDULE                Sheet 1 of 3         CGP - EPC - Barry Morgan
                                      FAGEN, INC. && ICM                         Date                         Contract   Attachment
                                     BADGER STATE ETHANOL                       Revision  Checked Approved                  BM.
Primavera Systems, Inc.               MONROE, WISCONSIN
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------


Confidential                                         Page 1                               11/21/00


EXHIBIT F

-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
ACTIVITY         ACTIVITY                           ORIG    EARLY     EARLY                         MONTHS
   ID          DESCRIPTION                          DATE    START     FINISH      -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Ethanol Plant                                                                  Erect Ethanol Process Building
-------- ------------------------------------------ ------- -------- --------  Complete Building Electrical
EP8003   Complete Building Electrical                    2  22MAR02  18APR02   Start Up & Commision
EP0900   Start Up & Commision                            4  22APR02  31MAY02 ------------------------------------------------------
-------- ------------------------------------------ ------- -------- --------    Grain Receiving Str. Eng.
Grain Storage /Handling                                                                   Grain Receiving Str. Eng. Plan Review
-------- ------------------------------------------ ------- -------- -------- Bin & Elevator Foundations
GH9000   Grain Receiving Str. Eng.                       5  24APR01  30APR01     Electrical U/G & Grounding
GH9050   Grain Receiving Str. Eng. Plan Review           1  01MAY01  14MAY01     Erect Grain Storage Bins
GH3000   Bin & Elevator Foundations                      4  13JUN01  15AUG01  ------------------------------------------------------
GH8000   Electrical U/G & Grounding                      4  18JUN01  20AUG01     Erect Elevator Tower
GH6000   Erect Grain Storage Bins                        3  16AUG01  04OCT01     Electrical Power & Controls Limited Access
GH3502   Erect Elevator Tower                            2  05OCT01  08NOV01     Install GH Equipment
GH8001   Electrical Power & Controls Limited Access      2  05OCT01  08NOV01     Electrical Power & Controls
GH3503   Install GH Equipment                            6  09NOV01  14FEB02  ------------------------------------------------------
GH8002   Electrical Power & Controls                     8  09NOV01  07MAR02     DDGS Drying Str. Eng.
-------- ------------------------------------------ ------- -------- --------    Order Civil/Concrete Material
DDGS Drying                                                                      DDGS Drying Str. Eng. Plan Review
-------- ------------------------------------------ ------- -------- --------    DDG Dryer Foundations & Slabs
DG9000   DDGS Drying Str. Eng.                           1  24APR01  07MAY01     DDG Dryer Equipment
DG3000   Order Civil/Concrete Material                   4  08MAY01  03JUL01  ------------------------------------------------------
DG9050   DDGS Drying Str. Eng. Plan Review               1  08MAY01  21MAY01    DDG Electrical Power
DG3001   DDG Dryer Foundations & Slabs                   5  20JUN01  29AUG01    Tie In Dryer Equipment
DG6500   DDG Dryer Equipment                             4  30AUG01  01NOV01    Tie In Dryer Piping
DG8000   DDG Electrical Power                            5  21SEP01  10DEC01    Erect DDG Building
DG6000   Tie In Dryer Equipment                          1  26OCT01  15NOV01    DDGS Storage/Loadout Str. Eng.
DG7000   Tie In Dryer Piping                             4  26OCT01  26DEC01  ------------------------------------------------------
DG5000   Erect DDG Building                              4  02NOV01  03JAN02     DDGS Storage/Loadout Str. Eng. Plan Review
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
DDGS Storage / Handling                                                          Procure Civil/Concrete Material
-------- ------------------------------------------ ------- -------- --------    Foundations & Slabs
DS9000   DDGS Storage/Loadout Str. Eng.                  1  08MAY01  21MAY01     Erect Building
DS9050   DDGS Storage/Loadout Str. Eng. Plan Review      2  22MAY01  26JUN01     Electrical Power & Controls
DS3000   Procure Civil/Concrete Material                 4  30MAY01  25JUL01     Install DDG Storage Conveyors
DS3001   Foundations & Slabs                             4  27JUN01  22AUG01
DS4000   Erect Building                                  8  23AUG01  17DEC01
DS8000   Electrical Power & Controls                     8  27NOV01  21MAR02
DS6000   Install DDG Storage Conveyors                   2  18DEC01  17JAN02
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Run Date 26OCT00 11:57      BSE2 PRELIMINARY 14 MONTH SCHEDULE                Sheet 2 of 3         CGP - EPC - Barry Morgan
                                      FAGEN, INC. && ICM                         Date                         Contract   Attachment
                                     BADGER STATE ETHANOL                       Revision  Checked Approved                  BM.
Primavera Systems, Inc.               MONROE, WISCONSIN
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------

Confidential                                         Page 2                               11/21/00

EXHIBIT F

-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
ACTIVITY         ACTIVITY                           ORIG    EARLY     EARLY                         MONTHS
   ID          DESCRIPTION                          DATE    START     FINISH      -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Office                                                                        Office Bldg. Design
-------- ------------------------------------------ ------- -------- --------
OT9000   Office Bldg. Design                             5  01MAY01  07MAY01  Office Plan Review
OT9050   Office Plan Review                              1  08MAY01  21MAY01  Procure Subcontracts
OT3000   Procure Subcontracts                            2  30MAY01  03JUL01  Install Scale Fnd.'s & Scale
OT3001   Install Scale Fnd.'s & Scale                    2  05JUL01  01AUG01  Construct Office Building
OT4000   Construct Office Building                       7  02AUG01  08NOV01  Power @ Offices
OT8000   Power @ Offices                                 2  16AUG01  13SEP01  Cooling Tower Str. Eng.
-------- ------------------------------------------ ------- -------- --------
Cooling Tower                                                                 Cooling Tower Str. Eng. Plan Review
-------- ------------------------------------------ ------- -------- --------
CT9000   Cooling Tower Str. Eng.                         5  22MAY01  29MAY01  Procure Civil/Concrete Materials
CT9050   Cooling Tower Str. Eng. Plan Review             1  30MAY01  12JUN01  CT Basin & Sump
CT3000   Procure Civil/Concrete Materials                4  13JUN01  08AUG01  Erect Cooling Tower
CT3001   CT Basin & Sump                                 2  12JUL01  08AUG01  Power & Controls
CT6500   Erect Cooling Tower                             4  09AUG01  04OCT01  Install Cooling Tower Piping
CT8000   Power & Controls                                5  07SEP01  15NOV01  Misc. MCC Rooms
CT7000   Install Cooling Tower Piping                    5  05OCT01  17DEC01  Painting
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Balance Of Plant
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
BP4000   Misc. MCC Rooms                                 6  19JUL01  11OCT01  Field Erect Tank Farm Tanks
BP0100   Painting                                       12  28SEP01  21MAR02  Tank Farm & Load Out Equipment
BP6500   Field Erect Tank Farm Tanks                     4  18DEC01  14FEB02  Tank Farm Equipment Pads
BP6000   Tank Farm & Load Out Equipment                  3  01FEB02  14MAR02  Tank Farm & Load Out Electrical
BP3000   Tank Farm Equipment Pads                        1  15FEB02  07MAR02  Piping @ Tank Farm
BP8000   Tank Farm & Load Out Electrical                 4  08MAR02  03MAY02
BP7000   Piping @ Tank Farm                              2  15MAR02  11APR02
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------
Run Date 26OCT00 11:57      BSE2 PRELIMINARY 14 MONTH SCHEDULE                Sheet 3 of 3         CGP - EPC - Barry Morgan
                                      FAGEN, INC. && ICM                         Date                         Contract   Attachment
                                     BADGER STATE ETHANOL                       Revision  Checked Approved                  BM.
Primavera Systems, Inc.               MONROE, WISCONSIN
-------- ------------------------------------------ ------- -------- -------- ------------------------------------------------------

Confidential                                         Page 3                               11/21/00